UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14A-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

WELLS TIMBERLAND REIT, INC.
(Name of Registrant as Specified in its Charter)
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WELLS TIMBERLAND REIT, INC.
6200 The Corners Parkway
Norcross, Georgia 30092-3365
Proxy Statement and
Notice of Annual Meeting of Stockholders
To Be Held August 9, 2013

Dear Stockholder:

On Friday, August 9, 2013, we will hold our 2013 annual meeting of stockholders of Wells Timberland REIT, Inc. (“Wells Timberland REIT”), a Maryland corporation, at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092. The meeting will begin at 1:30 p.m., local time.

We are holding this meeting to:

1.
Consider and vote upon a proposal to elect the five directors named in this proxy statement to hold office for one-year terms expiring in 2014 and until their respective successors are duly elected and qualify;

2.	Consider and vote upon an amendment and restatement of our charter;

3.	Consider and vote upon an adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

4.	Transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Your board of directors has selected the close of business on May 14, 2013 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

This notice and the accompanying proxy statement and proxy card are being mailed to you on or about May 31, 2013.

Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) online; (2) by phone; or (3) by mail, using the enclosed proxy card. Because we are a widely held issuer with more than 10,000 stockholders as of the close of business on the record date, your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

By Order of the Board of Directors

Douglas P. Williams
Secretary
Atlanta, Georgia
May 31, 2013
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held
on August 9, 2013
The proxy statement, form of proxy card and 2012 annual report to stockholders are available at www.WellsTimberland.com/proxy.

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted on at our 2013 annual stockholders meeting (the “annual meeting”). To make this information easier to understand, we have presented some of the information in a question-and-answer format.

Q:	Why did you send me this proxy statement?

A:
We are sending you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, you are giving your permission to vote your shares of common stock at the annual meeting. The individuals who will vote your shares of common stock at the annual meeting are Leo F. Wells III, our President and Chairman of the Board; Douglas P. Williams, our Executive Vice President, Secretary and Treasurer and one of our directors; or Brian M. Davis, our Senior Vice President and Chief Financial Officer. They will vote your shares of common stock as you instruct, unless you return the proxy card and give no instructions. In this case, they will vote FOR all of the director nominees, FOR the proposal to amend and restate our charter and FOR the adjournment of the annual meeting to solicit additional proxies if necessary. With respect to any other proposals to be voted on, they will vote in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in their discretion. They will not vote your shares of common stock if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us (or vote by proxy via Internet or by phone) as soon as possible, whether or not you plan on attending the meeting in person.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on May 14, 2013, the record date, is entitled to vote at the annual meeting.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Friday, August 9, 2013, at 1:30 p.m. at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092.

Q:	How many shares of common stock can vote?

A:	As of the close of business on May 14, 2013, there were [__] shares of our common stock issued and outstanding. Every stockholder is entitled to one vote for each whole share of common stock held.

Q:	What is a “quorum”?

A:
A “quorum” must be present in order for the annual meeting to be a duly held meeting at which business can be conducted. A quorum consists of the presence in person or by proxy of stockholders holding 50% of our outstanding shares entitled to vote. Abstentions and broker nonvotes will be counted to determine whether a quorum is present. A broker “nonvote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. If you submit a properly executed proxy card, even if you “withhold” your vote from one or more director nominees or abstain from voting on the proposal to amend and restate our charter or the proposal to adjourn the annual meeting to solicit additional proxies if necessary, then you will be considered part of the quorum.

Q:	What may I vote on?

A:
You may vote on:
•    the proposal to elect the five nominees named in this proxy statement to serve on the board of directors;
•     the proposal to amend and restate our charter;
•    the proposal to adjourn the annual meeting to solicit additional proxies, if necessary; and
•    any other proposal that may properly come before the meeting or any adjournment or postponement thereof.

Q:	How do I vote?

A:
You may vote your shares of common stock either in person or by proxy. Whether you plan to attend the meeting and vote in person or not, we urge you to have your proxy vote recorded in advance of the meeting. Stockholders have the following three options for submitting their votes by proxy: (1) online; (2) by phone; or (3) by mail, using the enclosed proxy card. If you have Internet access, we encourage you to vote by proxy online because it is convenient and it saves us significant postage and processing costs. In addition, when you vote by proxy online or by phone prior to the meeting date, your proxy vote is recorded immediately, and there is no risk that postal delays will cause your proxy vote to arrive late and, therefore, not be counted. For further instructions on voting by proxy, see the enclosed proxy card accompanying this proxy statement. If you attend the annual meeting, you also may submit your vote in person, and any previous proxy votes that you submitted, whether online, by phone or by mail, will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares of common stock will be voted (i) FOR each of the nominees for director, (ii) FOR the proposal to amend and restate our charter, (iii) FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary and (iv) with respect to any other proposals that may properly come before the meeting, in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in the discretion of Messrs. Wells, Williams or Davis.

Q:	What if I vote by proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the meeting by:

(1) notifying Douglas P. Williams, our Secretary;

(2) attending the meeting and voting in person;

(3) returning another properly executed proxy card dated after your first proxy card if we receive it before the annual meeting date; or

(4) recasting your proxy vote online or by phone. Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.

Q:	Will my vote make a difference?

A:
Yes. As discussed below, your vote could affect the composition of our board of directors and whether our charter is amended and restated. Moreover, your presence by proxy or in person is needed to ensure that the proposals can be acted upon. Because we are a widely held issuer with more than 10,000 stockholders as of the close of business on the record date, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	How does the board of directors recommend I vote on the proposals?

A:
The board of directors recommends a vote FOR each of the five nominees named in this proxy statement for election as director, FOR the proposal to amend and restate our charter and FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary.

Q:	What are the voting requirements to elect the board of directors?

A:
Under our charter and bylaws, the affirmative vote of the holders of a majority of the shares of stock entitled to vote and present in person or by proxy at a meeting of stockholders is required for the election of the directors. “Withhold” votes and broker nonvotes will have the same effect as votes against the election of the directors. Please see “Proposal 1. Election of Directors.”

Q:	What are the voting requirements to approve the proposal to amend and restate our charter?

A:
Under our charter and bylaws, approval of the proposal to amend and restate our charter requires the affirmative vote of the holders of at least a majority of the shares of common stock entitled to vote on the proposal. Abstentions and broker nonvotes will have the same effect as votes against the proposal to amend and restate our charter. Please see “Proposal No. 2. Amendment and Restatement of Our Charter.”

Q:	What are the voting requirements to approve the proposal to adjourn the annual meeting to solicit additional proxies if necessary?

A:
Approval of the proposal to adjourn the annual meeting to solicit additional proxies if necessary requires the affirmative vote of at least a majority of the votes cast at the annual meeting by stockholders who are present in person or by proxy and entitled to vote. Abstentions and broker nonvotes will not have an effect on the proposal to adjourn the annual meeting to solicit additional proxies if necessary. Please see “Proposal No. 3. Adjournment of the Annual Meeting.”

Q:	How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the annual meeting other than the election of directors, the proposal to amend and restate our charter and the proposal to adjourn the annual meeting to solicit additional proxies if necessary, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to Messrs. Wells, Williams and Davis, and each of them, to vote on such matters in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in their discretion.

Q:	When are stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2014 annual meeting of stockholders may do so by following the procedures prescribed in Article II, Section 11 of our bylaws and in SEC Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for presentation to and action by the stockholders at the 2014 annual meeting, director nominations and other stockholder proposals must be received by Douglas P. Williams, our Secretary, no earlier than January 1, 2014 and no later than 5:00 pm ET on January 31, 2014. To also be eligible for inclusion in our proxy statement for the 2014 annual meeting of stockholders, stockholder proposals must be received by Mr. Williams by January 31, 2014.

Q:	Who pays the cost of this proxy solicitation?

A:
We will pay all the costs of soliciting these proxies. We have retained Computershare Fund Services (“CFS”) to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay CFS fees of approximately $75,800 to solicit proxies plus other fees and expenses for other services related to this proxy solicitation, which include review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and phone voting systems; and receipt of executed proxies. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Our officers and employees of our advisor or its affiliates may also solicit proxies, but they will not be specifically compensated for these services.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation materials, our directors and employees, as well as CFS and any other third-party proxy service companies we retain, also may solicit proxies in person, over the Internet, by phone or by any other means of communication we deem appropriate.

Q:	If I share my residence with another stockholder, how many copies of the annual report and proxy statement should I receive?

A:
In accordance with a notice previously sent to our stockholders, we are sending only a single set of the annual report and proxy statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and is permitted by rules adopted by the SEC. This practice reduces the volume of duplicate information received at your household and helps us reduce costs. Each stockholder will continue to receive a separate proxy card or voting instruction card. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the documents was previously delivered. If you received a single set of these documents for your household for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to the following address: Wells Capital, Inc. c/o DST Systems, Inc., P.O. Box 219073, Kansas City, Missouri 64121-6073, or call us at 1-800-557-4830. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

Q:	What if I consent to have one set of materials mailed now but change my mind later?

A:
You may withdraw your householding consent at any time by contacting our Client Services department at the address and phone number provided above. We will begin sending separate copies of stockholder communications to you within 30 days of receipt of your instruction.

Q:	The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

A:
When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting our Client Services department at the address and phone number provided above.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:
While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Where can I find more information?

A:
You may access, read and print copies of the proxy materials for the annual meeting, including our proxy statement, form of proxy card and annual report to stockholders, at the following web site: http://www.WellsTimberland.com/proxy.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on its web site at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Directors

Our board of directors has oversight responsibility for our operations and makes all major decisions concerning our business. We currently have five directors. On February 27, 2013, E. Nelson Mills resigned from our board of directors, and on March 31, 2013, George W. Sands resigned from our board of directors. On March 13, 2013, the members of our board of directors elected Douglas P. Williams to fill the vacancy created by the resignation of Mr. Mills. In addition, our board of directors determined to reduce the size of the board of directors to five members effective as of March 31, 2013. Our board of directors is responsible for monitoring our operating results, financial condition and our significant risks.

For biographical information regarding our directors, see “Executive Officers and Directors” on pages 12 through 15.

Our board has established the following committees: Audit Committee, Nominating and Corporate Governance Committee and Operations Committee. Information regarding each of the committees is discussed below.

Director Attendance at Meetings

During 2012, our board of directors held eleven meetings, either in-person or telephonically. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he served as a director and the total number of meetings held by all committees of the board of directors on which he served during the periods for which he served. Although we have no policy with regard to attendance by the members of our board of directors at our annual meetings of stockholders, we invite and encourage the members of our board of directors to attend our annual meetings to foster communication with stockholders. In 2012, all of our directors attended our annual meeting of stockholders.

Director Independence

Our charter, as currently in effect and proposed to be amended, requires that a majority of our board be comprised of “independent directors.” We currently have a five member board. Two of our directors, Leo F. Wells, III and Douglas P. Williams serve as our executive officers and are affiliated with Wells Capital, Inc. (“Wells Capital”), our sponsor, and its affiliates, and we do not consider them to be independent directors. The remaining directors qualify as independent directors, as defined in our charter, in accordance with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts (the “NASAA REIT Guidelines”) and in accordance with listing standards of the New York Stock Exchange (“NYSE”), even though our shares are not currently listed on the NYSE. If our charter is amended as discussed in Proposal No. 2, we will only follow the independence requirements of the NYSE listing standards in the future. For additional information regarding the independence requirements under our charter, as currently in effect and as proposed to be amended, see “Certain Relationships and Related Transactions and Director Independence—Director Independence.” Our charter is available on our website at www.WellsTimberland.com.

Board Leadership Structure and Risk Oversight

Our board of directors is led by Leo F. Wells, III, as Chairman of the Board, who also serves as our President, which is our principal executive officer. Our board of directors believes that because the President is ultimately responsible for ensuring our successful operation, which is also the main focus of our board’s deliberations, the President is the most qualified director to act as Chairman of the Board. Our board composition and the corporate governance provisions in our charter ensure strong oversight by our independent directors. With the exception of our Operations Committee, all of our committees are composed entirely of independent directors. Although Mr. Wells is not an independent director, our board of directors has determined that it is not necessary to appoint a lead independent director. To promote the independence of our board of directors and appropriate oversight of management, our independent directors meet in executive sessions at which only independent directors are present.

These meetings are held in conjunction with the regularly scheduled quarterly meetings of our board of directors, but may be called at any time by our independent directors. In 2012, our independent directors met five times in executive session without management present following meetings of our board of directors. Our board of directors may modify this structure if it determines that a different structure is in the best interest of our stockholders.

Our board of directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. Our board of directors manages our risk through its approval of all timberland acquisitions and financing transactions, and its oversight of our executive officers and advisor. Our board of directors has established committees, including the Audit Committee, Operations Committee and Nominating and Corporate Governance Committee, which monitor and oversee the management of risks relevant to those committees. Our board of directors may establish additional committees in the future to address specific areas of risk as it deems appropriate and in the best interest of our stockholders. We believe our structure with a combined President and Chairman of the Board and active independent directors enables our board of directors to be informed of and effectively monitor the risks our company faces.
The Audit Committee

General

Our board of directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibilities by:

•	selecting the independent auditors to audit our financial statements;

•	reviewing with the independent auditors the plans and results of the audit engagement;

•	approving the audit and overseeing our independent auditors and reviewing the financial information to be provided to our stockholders and others;

•	reviewing the independence of the independent public accountants;

•	considering the adequacy of fees;

•	reviewing the system of internal control over financial reporting which our management has established and our audit and financial reporting process;

•	overseeing our compliance with applicable laws and regulations; and

•	establishing procedures for the ethical conduct of our business.

The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by our board of directors in 2006, and revised as of May 2012. The Audit Committee Charter is available on our web site at www.WellsTimberland.com.

Our Audit Committee currently consists of Donald S. Moss, Willis J. Potts, Jr. and Henry G. Zigtema. All of the members of the Audit Committee are “independent” as defined under the rules of the NYSE and our charter. Henry G. Zigtema is designated as the Audit Committee financial expert and is the Chairman of the Audit Committee. During 2012, the Audit Committee met four times.

Independent Auditors

During the year ended December 31, 2012, Deloitte & Touche LLP (“Deloitte”) served as our independent auditor and provided certain tax and other services. Deloitte has served as our independent auditor since our formation. Deloitte representatives will be present at the annual meeting of stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte representatives will be available to respond to appropriate questions posed by any stockholder. The Audit Committee has engaged Deloitte as our independent auditor to audit our financial statements for the year ending December 31, 2013. The Audit Committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision will be disclosed to the stockholders in accordance with applicable securities laws.

Preapproval Policies

The Audit Committee Charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received general pre-approval, it will require specific pre-approval by the Audit Committee.

All requests or applications for services to be provided by the independent auditor which do not require specific preapproval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general preapproval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests or applications to provide services that require specific preapproval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and our Principal Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Chairman of the Audit Committee has been delegated the authority to specifically preapprove all services not covered by the general preapproval guidelines up to an amount not to exceed $75,000 per occurrence. Amounts requiring preapproval in excess of $75,000 per occurrence require specific preapproval by all members of the Audit Committee prior to engagement of Deloitte. All amounts specifically preapproved by the Chairman of the Audit Committee in accordance with this policy are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.

All services rendered by Deloitte for the year ended December 31, 2012 were preapproved in accordance with the policies and procedures described above.

Principal Auditor Fees

The Audit Committee reviewed the audit and non-audit services performed by Deloitte, as well as the fees charged by Deloitte for such services. In its review of the non-audit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Deloitte for the years ended December 31, 2012 and 2011, are set forth in the table below.

	2012	2011
Audit fees	$310,000	$290,000
Audit-related fees	—	—
Tax fees	$121,225	$134,805
All other fees	—	—

Total	$431,225	$424, 805

For purposes of the preceding table, Deloitte’s professional fees are classified as follows:

•
Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•
Audit-related fees - These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•
Tax fees - These are fees for all professional services performed by professional staff in our independent auditor's tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All other fees - These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

Report of the Audit Committee

The Audit Committee reviews the financial reporting process on behalf of our board of directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed the 2012 audited financial statements with management and discussed the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Deloitte & Touche LLP (“Deloitte”), the independent accountant responsible for expressing an opinion on the conformity of our audited financial statements with U.S. generally accepted accounting principles, its judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, AICPA, Professional Standards, Vol. 1 AU, Section 380 as adopted by the Public Company Accounting Oversight Board in Rule 3200T regarding Communication with Audit Committees. The Audit Committee has received written disclosures and a letter from Deloitte in satisfaction of the requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed Deloitte’s independence with Deloitte. In addition, the Audit Committee considered whether Deloitte’s provision of non-audit services is compatible with Deloitte’s independence.

The Audit Committee discussed with Deloitte the overall scope and plans for the audit. The Audit Committee meets periodically with the internal auditor and Deloitte, with and without the presence of management, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the board of directors and the board of directors approved the inclusion of the 2012 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

The Audit Committee of the Board of Directors:

Donald S. Moss Willis J. Potts, Jr. Henry G. Zigtema

The Nominating and Corporate Governance Committee

General

Our Nominating and Corporate Governance Committee currently consists of Donald S. Moss, Willis J. Potts, Jr. and Henry G. Zigtema. The members of the Nominating and Corporate Governance Committee are “independent” as defined under the rules of the NYSE and our charter. Mr. Moss is the Chairman of the Nominating and Corporate Governance Committee. During 2012, the Nominating and Corporate Governance Committee met five times.

The primary functions of the Nominating and Corporate Governance Committee are:

•
identifying individuals qualified to serve on the board of directors and recommending that the board of directors select a slate of director nominees for election by the stockholders at the annual meeting;

•
developing and recommending to the board of directors a set of corporate governance policies and principles and periodically re-evaluating such policies and guidelines for the purpose of suggesting amendments to them if appropriate; and

•	overseeing an annual evaluation of the board of directors and each of the committees of the board of directors and our management.

The Nominating and Corporate Governance Committee Charter is available on our website at www.WellsTimberland.com.

Board Membership Criteria

The Nominating and Corporate Governance Committee annually reviews with our board of directors the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board of directors. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry, the timber industry or brokerage industry or accounting or financial management expertise. Therefore, our board of directors and the Nominating and Corporate Governance Committee have sought a diverse board of directors whose members collectively possess these skills and experiences. Although our board of directors does not have a formal written policy regarding the consideration of diversity in identifying director nominees, diversity will continue to be a factor that is considered in identifying and recruiting new directors. Other considerations include the candidate’s independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold (or have held) positions or affiliations befitting a director of a large publicly registered company and are (or have been) actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage. As detailed in the director biographies below, our board of directors and the Nominating and Corporate Governance Committee believe that the slate of directors recommended for election at the annual meeting possess these diverse skills and experiences.

Selection of Directors

Our board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions.

Our board of directors delegates the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee annually reviews director suitability and the continuing composition of the board of directors; it then recommends director nominees who are voted on by the full board of directors. All director nominees then stand for election by the stockholders annually.

In recommending director nominees to the board of directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other directors and management of Wells Capital. The Nominating and Corporate Governance Committee may engage the services of a search firm to assist in identifying potential director nominees. The Nominating and Corporate Governance Committee also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by the Nominating and Corporate Governance Committee, recommendations made by stockholders must be submitted within the timeframe required for director nominations by stockholders as provided in our bylaws. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of the Committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11, of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling our Client Services department at 1-800-557-4830.

Operations Committee

Our Operations Committee currently consists of Leo F. Wells, III, Donald S. Moss, Willis J. Potts, Jr. and Henry G. Zigtema. The Operations Committee is responsible for:

•	maintaining and developing each Operations Committee member's understanding of the complexities of timberland management and timber harvesting;

•
maintaining and developing each Operations Committee member's experience in supervising our operations related to timberland management and timber harvesting and developing procedures designed to promote the accountability of the officers regarding results of operations;

•
preparing and developing materials designed to inform and educate those members of our board of directors who do not have the experience and understanding of timberland management and timber harvesting of the issues and complexities involved; and

•	performing such other duties as our board of directors may determine are necessary and appropriate and may delegate to the Operations Committee.

Mr. Potts is the Chairman of the Operations Committee. During 2012, the Operations Committee met four times.

Stockholder Communications with the Board of Directors

We have established several means for stockholders to communicate concerns to the board of directors. If the concern relates to our financial statements, accounting practices or internal controls, stockholders should submit the concern in writing to the Chairman of the Audit Committee in care of our Secretary at our headquarters c/o Wells Real Estate Funds, 6200 The Corners Parkway, Norcross, Georgia 30092. If the concern relates to our governance practices, business ethics or corporate conduct, stockholders should submit the concern in writing to the Chairman of our Nominating and Corporate Governance Committee in care of our Secretary at our headquarters. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any one of the independent directors in care of our Secretary at the above address.

Stockholders also may communicate concerns with our directors at our annual meeting. All of our directors were in attendance at our 2012 annual meeting. We expect all of the directors to be present at our 2013 annual meeting.

Executive Officers and Directors

We have provided below certain information about our executive officers and director nominees. All of our directors have terms expiring on the date of the 2013 annual stockholders meeting and all of our current directors are being nominated for re-election to serve until the 2014 annual stockholders meeting and until their respective successors are duly elected and qualify.

Name	Age	Position(s)	Term of Office
Leo F. Wells III	69	President and Chairman of the Board	Since 2005
Douglas P. Williams (1)	62	Executive Vice President, Secretary, Treasurer and Director	Since 2005
Brian M. Davis	43	Senior Vice President and Chief Financial Officer	Since 2013
Donald S. Moss	77	Independent Director	Since 2006
Willis J. Potts, Jr.	66	Independent Director	Since 2006
Henry G. Zigtema	61	Independent Director	Since 2012

(1) Douglas P. Williams was elected to our board of directors on March 13, 2013.

There are no family relationships between any directors or executive officers or between any director and executive officer.

Leo F. Wells, III. Since our inception in September 2005, Mr. Wells has been our President. He served as one of our directors from inception until June 22, 2007, was re-elected to our board of directors on March 16, 2012 and was elected Chairman of the Board on May 7, 2012. He served as the President of Piedmont Office Realty Trust, Inc. (“Piedmont REIT”), a publicly traded real estate investment trust (“REIT”) from 1997 to February 2007 and served as Chairman of the Board of Piedmont REIT until May 2007. He served as the President of Columbia Property Trust, Inc. (“Columbia”) from 2003 to July 2010 and has served as a director of Columbia since 2003, and the President and a director of Wells Core Office Income REIT, Inc, (“Wells Core REIT”) since 2009. He has also been the sole stockholder, sole director, and Treasurer of Wells REF since 1997. He served as the President of Wells Real Estate Funds, Inc. (“Wells REF”) between 1997 and February 2012 and began serving as the Chairman and Chief Executive Officer of Wells REF after February 2012. Wells REF directly or indirectly owns Wells Capital, Wells Management Company, Inc. (“Wells Management”), Wells Investment Securities, Inc. (“WIS”), Wells & Associates, Inc., Wells Development Corporation, Wells Asset Management, Inc., Wells Real Estate Advisory Services, Inc., and Wells Timberland Management Organization, LLC (“Wells TIMO”), our advisor. He has also been the President, Treasurer, and sole director of Wells Capital since 1984; Wells Management since 1983; Wells Development Corporation since it was organized in 1997 to develop real estate properties; and Wells Asset Management, Inc. since it was organized in 1997 to serve as an investment advisor to the Wells Family of Real Estate Funds. Since

1997, Mr. Wells has been a trustee of the Wells Family of Real Estate Funds, an open-end management company organized as an Ohio business trust, which included as one of its series the Wells Dow Jones Wilshire U.S. REIT Index Fund and the Wells Dow Jones Wilshire Global RESI Index Fund. Since 2004, he has been President and sole director of Wells Real Estate Advisory Services, Inc. He has been the President, Treasurer, and a director of Wells & Associates, Inc., a real estate brokerage and investment company, since it was formed in 1976 and incorporated in 1978.

Mr. Wells was a real estate salesman and property manager from 1970 to 1973 for Roy D. Warren & Company, an Atlanta-based real estate company, and he was associated from 1973 to 1976 with Sax Gaskin Real Estate Company, during which time he became a Life Member of the Atlanta Board of Realtors Million Dollar Club. From 1980 to February 1985, he served as Vice President of Hill-Johnson, Inc., a Georgia corporation engaged in the construction business. Mr. Wells holds a Bachelor of Business Administration degree in Economics from The University of Georgia. Mr. Wells is a member of the Financial Planning Association (FPA).

On August 26, 2003, Mr. Wells and WIS entered into a Letter of Acceptance, Waiver and Consent (“AWC”) with the National Association of Securities Dealers (“NASD”) now the Financial Industry Regulatory Authority, Inc. (“FINRA”), relating to alleged rule violations. The AWC set forth the NASD’s findings that WIS and Mr. Wells had violated conduct rules relating to the provision of noncash compensation of more than $100 to associated persons of NASD member firms in connection with their attendance at the annual educational and due diligence conferences sponsored by WIS in 2001 and 2002. Without admitting or denying the allegations and findings against them, WIS and Mr. Wells consented in the AWC to various findings by the NASD that are summarized in the following paragraph:

In 2001 and 2002, WIS sponsored conferences attended by registered representatives who sold its real estate investment products. WIS also paid for certain expenses of guests of the registered representatives who attended the conferences. In 2001, WIS paid the costs of travel to the conference and meals for many of the guests and paid the costs of playing golf for some of the registered representatives and their guests. WIS later invoiced registered representatives for the cost of golf and for travel expenses of guests, but was not fully reimbursed for such. In 2002, WIS paid for meals for the guests. WIS also conditioned most of the 2001 conference invitations on attainment by the registered representatives of a predetermined sales goal for WIS products. This conduct violated the prohibitions against payment and receipt of noncash compensation in connection with the sales of these products contained in NASD’s Conduct Rules 2710, 2810, and 3060. In addition, WIS and Mr. Wells failed to adhere to all of the terms of their written undertaking made in March 2001 not to engage in the conduct described above, and thereby failing to observe high standards of commercial honor and just and equitable principles of trade, in violation of NASD Conduct Rule 2110.

WIS consented to a censure, and Mr. Wells consented to suspension from acting in a principal capacity with an NASD member firm for one year. WIS and Mr. Wells also agreed to the imposition of a joint and several fine in the amount of $150,000. Mr. Wells’ one-year suspension from acting in a principal capacity with WIS ended on October 6, 2004.

Our board of directors, excluding Mr. Wells, has determined that Mr. Wells' extensive experience and knowledge of our company and Wells TIMO, commercial real estate expertise, and public company director experience, as well as his leadership skills, integrity, and judgment, are all relevant experiences, attributes, and skills that enable Mr. Wells to effectively carry out his duties and responsibilities as a director. Consequently, our board of directors has determined that Mr. Wells is a highly qualified candidate for directorship and should therefore serve as one of our directors.

Douglas P. Williams. Since our inception in September 2005, Mr. Williams has been our Executive Vice President, Secretary, and Treasurer. He served as one of our directors from inception until June 22, 2007 and was re-elected to our board of directors on March 13, 2013. From 2000 to 2007, he has also served as Executive Vice President, Secretary, and Treasurer, and a director of Piedmont REIT. He was the Executive Vice President, Secretary, and

Treasurer of Columbia from 2003 until February 28, 2013, and has served as a director of Columbia since 2003. He has been the Executive Vice President, Secretary, and Treasurer of Wells Core REIT since 2009. Since 1999, Mr. Williams has also been a Senior Vice President of Wells Capital. Mr. Williams was a Vice President, Chief Financial Officer, and Treasurer of WIS, our dealer-manager, until August 2012. He was a director of WIS until 2012. He has also been a Vice President of Wells REF and Vice President and Secretary of Wells Asset Management, Inc. since 1999.

From 1996 to 1999, Mr. Williams served as Vice President and Controller of OneSource, Inc., a leading supplier of janitorial and landscape services, where he was responsible for corporate-wide accounting activities and financial analysis. Mr. Williams was employed by ECC International Inc., a supplier to the paper industry and to the paint, rubber, and plastic industries, from 1982 to 1995. While at ECC, Mr. Williams served in a number of key accounting positions, including: Corporate Accounting Manager, U.S. Operations; Division Controller, Americas Region; and Corporate Controller, America/Pacific Division. Prior to joining ECC and for one year after leaving ECC, Mr. Williams was employed by Lithonia Lighting, a manufacturer of lighting fixtures, as a Cost and General Accounting Manager and Director of Planning and Control. Mr. Williams started his professional career as an auditor for a predecessor firm of KPMG LLP. Mr. Williams is a member of the American Institute of Certified Public Accountants and the Georgia Society of Certified Public Accountants and is licensed with FINRA as a financial and operations principal. Mr. Williams received a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from Amos Tuck School of Graduate Business Administration at Dartmouth College.

Our board of directors, excluding Mr. Williams, has determined that Mr. Williams’ extensive knowledge of our company and Wells REF and his financial and accounting expertise have provided him with the financial and management skills to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Mr. Williams is a highly qualified candidate for directorship and should therefore serve as one of our directors.

Brian M. Davis. Mr. Davis was elected as our Senior Vice President and Chief Financial Officer in March 2013. Mr. Davis has served as Senior Vice President and Chief Financial Officer of Wells TIMO since March 2009 and as Vice President from October 2007 through March 2009. Mr. Davis has served as Senior Vice President and Chief Financial Officer of Wells Core REIT since March 2013. Since February 2012, Mr. Davis has served as the Chief of Strategic Product Management for Wells REF with the responsibility for the strategic planning, development and leadership of the corporate finance organization. In addition, Mr. Davis has served as Senior Vice President of Wells Capital since February 2013.

From 2000 until joining Wells REF in 2007, Mr. Davis worked at Atlanta-based SunTrust Bank, where he held various positions including client manager for the Asset Based Lending Group, where he was responsible for the origination and structuring of asset-based lending relationships developed from SunTrust's existing client base and prospects. Mr. Davis previously held positions with CoBank, ACB, of Denver, Colorado, as Capital Markets Officer from 1998 to 2000, and with SunTrust as Client Manager for the AgriFoods Specialty Lending Group from 1994 to 1998. Mr. Davis received his Bachelor of Business Administration and Master of Business Administration from Ohio University.

Donald S. Moss. Mr. Moss has served as one of our independent directors since 2006. He has also served as an independent director of Piedmont REIT. He was employed by Avon Products, Inc. from 1957 until his retirement in 1986. While at Avon, Mr. Moss served in a number of key positions, including Vice President and Controller from 1973 to 1976, Group Vice President of Operations - Worldwide from 1976 to 1979, Group Vice President of Sales - Worldwide from 1979 to 1980, Senior Vice President - International from 1980 to 1983 and Group Vice President - Human Resources and Administration from 1983 until his retirement in 1986. Mr. Moss was also a member of the board of directors of Avon Canada, Avon Japan, Avon Thailand, and Avon Malaysia from 1980 to 1983. Mr. Moss is a past president and former director of The Atlanta Athletic Club, a former director of the Highlands Country Club in Highlands, North Carolina and the National Treasurer and a director of the Girls Clubs of America from 1973 to 1976. Mr. Moss attended the University of Illinois where he majored in Business.

Our board of directors, excluding Mr. Moss, has determined that Mr. Moss experience serving as a director for other organizations, including several REITs, has provided him with the business management skills and real estate knowledge desired to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Mr. Moss is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

Willis J. Potts, Jr. Mr. Potts has served as one of our independent directors since 2006. From June 1999 until his retirement in June 2004, Mr. Potts served as vice president and general manager of Temple-Inland Inc., a major forest products corporation, where he was responsible for all aspects of the management of a major production facility, including timber acquisition, community relations, and governmental affairs. From 1994 to 1999, Mr. Potts was senior vice president of Union Camp Corporation, where he was responsible for all activities of an international business unit, with revenues of approximately $1 billion per year including supervision of acquisitions and dispositions of timber and timberland, controllership functions, and manufacturing. From 2004 to 2007, Mr. Potts was the chairman of the board of directors of the Technical Association of the Pulp and Paper Industry (TAPPI), the largest technical association serving the pulp, paper, and converting industry. From 2006 to 2012, Mr. Potts served on the Board of Regents of The University System of Georgia. Mr. Potts also serves as a director of J&J Industries, a privately held carpet manufacturing company. Mr. Potts received a Bachelor of Science degree in Industrial Engineering from the Georgia Institute of Technology. He also completed the Executive Program at the University of Virginia.

Our board of directors, excluding Mr. Potts, has determined that Mr. Potts’ extensive experience in the acquisition and disposition of timber and timberland, combined with his experience serving as a director of, and otherwise managing, organizations engaging in these activities, are all relevant experiences, attributes, and skills that enable Mr. Potts to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Mr. Potts is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

Henry G. Zigtema. Mr. Zigtema was elected as one of our independent directors in September 2012. Mr. Zigtema is currently an adjunct professor of accounting at Oglethorpe University and serves on the President's Advisory Board at Oglethorpe. Prior to his retirement in 2006, Mr. Zigtema spent 28 years of his career with Ernst and Young LLP and its predecessor firm, Arthur Young and Company. From 2001 to 2006, Mr. Zigtema was the Southeast Area Tax Managing Partner for Ernst & Young's Real Estate Practice. During his career, Mr. Zigtema served in several key positions, including Area Director of Tax, Plains State Area Industry Leader for Telecommunications, Oil and Gas, and Real Estate as well as a National Office Partner for Strategic Business Services. Mr. Zigtema served as the tax engagement partner or client service partner for a wide variety of clients, including multinational companies such as Sprint, Zion’s Bank, US Bank, Piedmont REIT, Columbia, various publicly-traded REITs in the retail, office, apartment and mortgage spaces, as well as a number of private clients. Past board of director involvement includes Maur Hill Prep School, Kapaun Mt. Carmell High School, St. Thomas Aquinas School, Wichita State Accounting Conference Committee, Sedgewick County Zoo, and Ronald McDonald House. Mr. Zigtema has contributed to various Ernst & Young publications and was a member of the National Association of Real Estate Investment Trusts. Mr. Zigtema holds a Bachelor of Arts degree in Mathematics from Texas Christian University and a Juris Doctorate degree from Southern Methodist University as well as completing non-degree accounting classes at the University of Texas at Dallas. Mr.Zigtema is a Certified Public Accountant with permits to practice in Georgia, Kansas, and Texas and is an inactive member of the Texas Bar.

Our board of directors, excluding Mr. Zigtema, has determined that Mr. Zigtema’s extensive accounting and tax background and experience serving as a director for other organizations, are all relevant experiences, attributes, and skills that enable Mr. Zigtema to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Mr. Zigtema is a highly qualified candidate for directorship and should therefore serve as one of our directors.

Compensation of Our Executive Officers

Our executive officers do not receive compensation from us for services rendered to us. Our executive officers are also officers of Wells TIMO and its affiliates and are compensated by these entities, in part, for their services to us. We have not reimbursed Wells TIMO or its affiliates for the salaries paid by Wells TIMO or its affiliates to our executive officers. As a result, our board of directors has determined that it is not necessary to establish a compensation committee. See “Certain Relationships and Related Transactions and Director Independence” below for a discussion of the fees paid to and services provided by Wells TIMO, Wells Capital and its affiliates.

Compensation of Directors

We have provided below certain information regarding compensation paid to our directors during the fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Restricted Stocks Award ($) (8)	Option Awards ($) (9)	Total ($)
Leo F. Wells, III (1) (2)	$—	$—	$—	$—
Jess E. Jarratt(1) (3)	$—	$—	$—	$—
E. Nelson Mills(1) (4)	$—	$—	$—	$—
Michael P. McCollum (5)	$12,500	$—	$—	$12,500
Donald S. Moss	$61,000	$10,000	$—	$71,000
Willis J. Potts, Jr.	$57,750	$10,000	$—	$67,750
George W. Sands (6)	$56,250	$10,000	$—	$66,250
Henry G. Zigtema (7)	$22,250	$25,000	$—	$47,250

(1)	Directors who are not independent do not receive compensation for services rendered as a director.

(2)	Leo F. Wells, III was elected to our board of directors on March 16, 2012.

(3)
Jess E. Jarratt resigned from our board of directors effective June 11, 2012. Mr. Jarratt was not an independent director, and as a result, did not receive compensation for services rendered as a director.

(4)
E. Nelson Mills resigned from our board of directors effective February 27, 2013. Mr. Mills was not an independent director, and as a result, did not receive compensation for services rendered as a director.

(5)	Michael P. McCollum resigned from our board of directors effective June 30, 2012.

(6)	George W. Sands resigned from our board of directors effective March 31, 2013.

(7)	Henry G. Zigtema was elected to our board of directors on September 14, 2012.

(8)
Reflects the dollar amounts recognized for financial statement reporting purposes of restricted stock received pursuant to our amended and restated independent directors' compensation plan. The per-share value for all shares issued to date was estimated at $10.00. The shares of restricted stock vest in thirds on each of the first three anniversaries of the date of grant.

(9)
Reflects the dollar amounts recognized for financial statement reporting purposes, computed in accordance with the accounting standard for share-based payments. See Note 9 - Stockholders' Equity in the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012 for an explanation of the valuation model assumptions used. We granted 22,000 options to purchase shares of common stock, all of which had vested by August 2011 and remained exercisable as of December 31, 2012. The exercise price of all outstanding options is $10.00 per share.

Cash Compensation

We pay each of our independent directors:

•	an annual retainer of $20,000;

•	$2,000 per regularly scheduled board meeting attended;

•	$1,500 per regularly scheduled committee meeting attended (committee chairpersons receive an additional $500 per committee meeting for serving in that capacity); and

•	$250 per special board or committee meeting attended whether held in person or by phone conference.
When a committee meeting occurs on the same day as a board meeting, an additional fee is not paid for attending the committee meeting.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

Director Incentive Plan

Our board of directors has authorized and reserved 100,000 shares of common stock for issuance to independent directors under the independent directors' compensation plan (the "Director Plan"), which operates as a sub-plan of our Long-Term Incentive Plan (as defined below). Our board of directors or a committee of its independent directors administers the Director Plan, with sole authority (following consultation with Wells TIMO) to select participants, and determines the types of awards to be granted and all of the terms and conditions of the awards, including whether the grant, vesting, or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the Director Plan if the grant, vesting, and/or exercise of the awards would jeopardize our status as a REIT under the Internal Revenue Code of 1986, as amended, or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by our board of directors or a committee of our independent directors, no award granted under the Director Plan will be transferable except through the laws of descent and distribution.

In November 2009, our board of directors amended and restated our independent directors’ compensation plan (the “Amended Director Plan”), to provide for the issuance of restricted stock, rather than options, as non-cash compensation to our independent directors. The Amended Director Plan provides that each independent director elected or appointed to our board on or after November 13, 2009 shall receive a grant of 2,500 shares of restricted stock upon his or her initial election or appointment. Upon each subsequent re-election to the board, each independent director will receive a subsequent grant of 1,000 shares of restricted stock. The shares of restricted stock vest in thirds on each of the first three anniversaries of the date of grant. As of December 31, 2012, we had granted 16,000 shares of restricted stock, 4,000 shares of which had vested and approximately 1,667 shares of which were forfeited upon the resignation of an independent director from our board.

Prior to November 2009, each independent director received a grant of options to purchase 2,500 shares of our common stock upon his election to our board. The initial grant of options was non-dilutive with an exercise price of $10.00 per share. Upon each subsequent re-election of the independent director to the board, he received a subsequent grant of options to purchase 1,000 shares of our common stock. The exercise price for the subsequent options was the greater of (1) $10.00 per share or (2) the fair market value of the shares on the date of grant. Of the options granted, one-third were immediately exercisable on the date of grant, one-third became exercisable on the first anniversary of the date of grant, and the remaining one-third became exercisable on the second anniversary of the date of grant. The stock options will lapse on the first to occur of (1) the tenth anniversary of the date of grant, or (2) the removal for cause of the independent director as a member of the board of directors. No option issued may be exercised if such exercise would jeopardize our status as a REIT under the Code. The independent directors may not sell, pledge, assign, or transfer their options other than by will or the laws of descent or distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order.

We granted options to purchase 22,000 shares of our common stock, all of which had vested by August 2011. No options had been exercised as of December 31, 2012.

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our board of directors because we do not pay any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

Equity Compensation Plan Information

We have adopted a long-term incentive plan, of which the Amended Director Plan is a part, which will be used to attract and retain qualified independent directors, employees, advisors and consultants considered essential to our long-range success (“Long-Term Incentive Plan”). Under the terms of our Long-Term Incentive Plan, a total of 500,000 shares of common stock have been authorized and reserved for issuance, of which 100,000 of such common shares are authorized and reserved for issuance to independent directors under the Director Plan. The following table provides summary information on the securities issuable under our equity compensation plans as of December 31, 2012.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	22,000	$10.00	462,000
Equity compensation plans not approved by security holders	—	—	—
Total	22,000	$10.00	462,000

(1)
We have granted 5,500 options for our common stock, as defined in our 2005 Long-Term Incentive Plan, to each of Michael P. McCollum, E. Nelson Mills, Donald S. Moss, and Willis J. Potts, Jr. Mr. Mills was an independent director until July 2010. These options were fully vested as of August 2011 and remained exercisable as of December 31, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The following is a report containing disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving us, members of our board of directors, our advisor, our sponsor, or any of their affiliates, occurring as of December 31, 2012, and describes all transactions and currently proposed transactions between us and any related person since January 1, 2012, in which such related person had or will have a direct or indirect material interest. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and have determined that all such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Our Relationship with Wells Capital and Wells TIMO
Our executive officers, Leo F. Wells, III, Douglas P. Williams and Brian M. Davis are also officers of Wells Capital, our sponsor, which is the manager of Wells TIMO, our advisor. Mr. Wells is one of our directors and the sole director of our sponsor and indirectly owns 100% of its equity. We have entered into an advisory agreement with

Wells TIMO (the “Advisory Agreement”) to serve as our advisor with responsibility to oversee and manage our day-to-day operations and to perform other duties including the following:

•	find, present, and recommend to our board of directors real estate investment opportunities consistent with our investment policies and objectives;

•	structure the terms and conditions of our timberland acquisitions, sales, or joint ventures;

•	at the direction of our management, prepare all reports and regulatory filings, including those required by federal and state securities laws;

•	arrange for financing and refinancing of properties;

•	oversee the performance of any property managers or asset managers, including our timber manager;

•	review and analyze the properties' operating and capital budgets;

•	generate an annual budget for us;

•	review and analyze financial information for each property and the overall portfolio;

•	if a transaction requires approval by the board of directors, deliver to the board of directors all documents requested by the board in its evaluation of the proposed transaction;

•	actively oversee the management of our properties for purposes of meeting our investment objectives;

•	perform cash management services;

•	perform transfer agent functions; and

•	engage our agents

Our advisor is at all times subject to the supervision of our board of directors and only has such authority as we may delegate to it as our agent.

Under the terms of the Advisory Agreement, we are required to reimburse Wells TIMO for certain organization and offering costs up to the lesser of actual expenses, or 1.2% of the total gross offering proceeds raised. As of December 31, 2012, we had incurred and charged to additional paid-in capital cumulative organization and other offering costs of approximately $2.1 million related to our initial public offering of up to 85.0 million shares of our common stock and approximately $1.5 million related to our follow-on offering of up to 220.9 million shares of our common stock, the sum of which ($3.5 million) represents approximately 1.2% of cumulative gross proceeds raised under our initial public offering and follow-on offering (collectively, the “Public Offerings”). As of December 31, 2011, approximately $2.2 million of organization and offering costs incurred by us and due to Wells TIMO had been deferred by the terms of our loan agreements. On January 27, 2012, Wells TIMO forgave the deferred organization and offering expenses. After adjusting for this write-off, organization and offering costs represents approximately 0.5% of cumulative gross proceeds raised under the Public Offerings. We pay a fee to Wells TIMO for services related to the disposition of investment properties. When we sell a property, if Wells TIMO provided a substantial amount of services in connection with the sale (as determined by our independent directors), we pay Wells TIMO a fee equal to (i) for each property sold at a contract price up to $20.0 million, up to 2.0% of the sales price; and (ii) for each property sold at a contract price in excess of $20.0 million, up to 1.0% of the sales price. The precise amount of the fee within the preceding limits is determined by our board of directors, including our independent directors, based on the level of services provided and market norms. The real estate disposition fee may be in addition to real estate commissions paid to third parties. However, the total real estate commissions (including such disposition fee) may not exceed the lesser of (i) 6.0% of the sales price of each property or (ii) the level of real estate commissions customarily charged in light of the size, type, and location of the property. For the year ended December 31, 2012, we incurred related-party disposition fees of $0.2 million.

The provisions of the Advisory Agreement related to advisor fees and expense reimbursements were amended on April 1, 2011 ("Advisory Agreement Amendment No. 1") and March 16, 2012 ("Advisory Agreement Amendment No. 2"). During the first quarter of 2012, the amount of quarterly advisor fees and expense reimbursements payable to Wells TIMO was determined pursuant to Advisory Agreement No. 1 and was limited to the least of: (1) an asset management fee equal to one fourth of 1.0% of asset under management plus reimbursements for all costs and expenses Wells TIMO incurs in fulfilling its duties as the asset manager, (2) one-fourth of 1.5% of assets under management, or (3) all free cash flow in excess of an amount equal to 1.05 multiplied by our interest expense. Under the Advisory Agreement Amendment No. 1, free cash flow was defined as EBITDA (as defined in our loan agreements), less all capital expenditures paid by us on a consolidated basis, less any cash distributions (except for the payments of accrued but unpaid dividends as a result of any redemptions of our outstanding preferred stock), less any cash proceeds from timberland sales equal to the cost basis of the properties sold. For each of the remaining three quarters of 2012, the amount of quarterly advisor fees and expense reimbursements payable to Wells TIMO was determined pursuant to Advisory Agreement Amendment No. 2 and was limited to the lesser of (1) 1.0% of assets under management as of the last day of the quarter less advisor fees paid for the preceding three quarters, and (2) free cash flow for the four quarters then ended in excess of an amount equal to 1.25 multiplied by our interest expense for the four quarters then-ended. Under Advisory Agreement Amendment No. 2, free cash flow is defined as EBITDA (as defined in our credit agreements), less all capital expenditures paid by us on a consolidated basis, less any cash distributions (except for the payments of accrued but unpaid dividends as a result of any redemptions of our outstanding preferred stock). No payments will be permitted under the Advisory Agreement and its amendments if they would cause a default under our debt facilities. For the year ended December 31, 2012, we incurred advisor fees and expense reimbursements of approximately $3.7 million payable to Wells TIMO.

We incurred a total of approximately $4.0 million under the Advisory Agreement and its amendments during 2012 for advisor fees and reimbursements, disposition fees and other organization and offering costs. As of December 31, 2011, approximately $28.8 million was due to Wells TIMO and its affiliates for advisory fees, other fees, and administrative and operating expenditures funded on behalf of us pursuant to the Advisory Agreement and its amendments. In January 2012, we entered into agreements with Wells TIMO whereby Wells TIMO fully forgave approximately $27.3 million of accrued but unpaid fees and reimbursements that were previously deferred due to restrictions under our loan agreement. Due to the related-party nature of these transactions, this amount was recorded as additional paid-in capital during 2012.

The Advisory Agreement, as amended, has a one-year term expiring July 10, 2013 subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. We may terminate the Advisory Agreement, as amended, without penalty upon 60 days’ written notice, subject to the terms of our credit agreements. If we terminate the Advisory Agreement, as amended, we will pay Wells TIMO all unpaid reimbursements of expenses and all earned but unpaid fees.

Our board of directors, including our independent directors, believe this relationship with Wells TIMO is fair.

Our Relationship with WIS

Mr. Wells indirectly owns 100% of WIS, which served as the dealer manager for the Public Offerings. WIS was entitled to receive selling commissions of 7.0% of gross offering proceeds. There is no selling commission for shares sold under the distribution reinvestment plan. For the year ended December 31, 2012, we incurred selling commissions of $287,449 to WIS, of which approximately 100% was reallowed to participating broker/dealers, net of discounts. Additionally, WIS earned a dealer manager fee of 1.8% of the gross offering proceeds at the time the shares are sold. Some or all of the fees under the dealer manager agreement were reallowed to participating broker-dealers. Dealer manager fees apply only to the sale of shares in the primary offering and do not apply to the sale of shares under our distribution reinvestment plan. For the year ended December 31, 2012, we incurred dealer-manager fees of $73,915 to WIS, of which approximately 50% was re-allowed to participating broker/dealers, net of discounts.

Our board of directors, including our independent directors, believes that this arrangement with WIS was fair. The compensation payable to WIS reflects our belief that such selling commissions and dealer-manager fees maximized our fund-raising efforts in order to service acquisition-related debt and acquire additional timberland tracts.

Our Relationship with Wells REF

During the year ended December 31, 2012, we redeemed 356 shares of our Series A and Series B preferred stock held by Wells REF at the original issue price of $1,000 per share plus accrued but unpaid dividends of $103,436. As of December 31, 2012, Wells REF held approximately $27.6 million and $9.8 million of our Series A and Series B preferred stock, respectively. Dividends accrued on the preferred stock daily at a rate of 1.0% per year. If authorized by our board of directors and declared by us, accruing dividends on the preferred stock are payable on September 30 of each year. The preferred stock is not convertible into shares of our common stock. If we are liquidated or dissolved, the holders of the preferred stock are entitled to receive the issue price of $1,000 per share plus any accrued and unpaid dividends, whether or not declared, before any payment may be made to the holders of our common stock or any other class or series of our capital stock ranking junior on liquidation to the preferred stock. In January 2012, Wells REF forgave approximately $0.7 million related to a loan amendment fee funded on our behalf by Wells REF in March 2009.
Certain Relationships Involving Our Directors

Leo F. Wells, III and Douglas P. Williams, two of our directors, are also currently directors of Columbia, an entity for which Wells Capital previously served as the advisor. Mr. Wells is also a director of Wells Core REIT, whose sponsor, Wells REF, is affiliated with Wells Capital.

Certain Conflict Resolution Procedures

Independent Directors

Our independent directors are empowered to resolve potential conflicts of interest. Serving on the board of, or owning an interest in, another Wells-sponsored program will not, by itself, preclude a person from being named an independent director. The independent directors, who are authorized to retain their own legal advisor and financial advisor, are empowered to act on any matter permitted under Maryland law if the matter at issue is such that the exercise of independent judgment by Wells TIMO affiliates could reasonably be compromised. Those conflict-of-interest matters that the board of directors cannot delegate to a committee under Maryland law must be acted upon by both the board of directors and a majority of our independent directors. Among the matters we expect our independent directors to act upon are:

•	the continuation, renewal or enforcement of our agreements with Wells TIMO and its affiliates, including the Advisory Agreement and the dealer-manager agreement;

•	public offerings of securities;

•	transactions with affiliates;

•	compensation of our officers and directors who are affiliated with our advisor;

•	whether and when we apply to list our shares of common stock on a national securities exchange; and

•	whether and when we seek to sell our company or our assets.

Other Charter Provisions Relating to Conflicts of Interest

In addition to providing for our independent directors to act together to resolve potential conflicts, our charter currently contains many other restrictions relating to conflicts of interest including the following:

Advisor Compensation. The independent directors evaluate at least annually whether the compensation that we contract to pay to Wells TIMO and its affiliates is reasonable in relation to the nature and quality of services performed and whether such compensation is within the limits prescribed by our charter. The independent directors supervise the performance of Wells TIMO and its affiliates to determine that the provisions of our compensation arrangements are being carried out, and whether or not to increase or decrease the amount of compensation payable to Wells TIMO. The independent directors base their evaluation of Wells TIMO on the factors set forth below as well as any other factors that they deem relevant:

•	the amount of the fees paid to Wells TIMO and its affiliates in relation to the size, composition and performance of our investments;

•	the success of Wells TIMO in generating appropriate investment opportunities;

•	the rates charged to other REITs and others by advisors performing similar services;

•	additional revenues realized by Wells TIMO and its affiliates through their relationship with us, including whether we pay them or they are paid by others with whom we do business;

•	the quality and extent of service and advice furnished by Wells TIMO and its affiliates;

•	the performance of our investment portfolio; and

•	the quality of our portfolio relative to the investments generated by Wells TIMO for its own account and for its other clients.

We can pay Wells TIMO a real estate disposition fee in connection with the sale of a property only if it provides a substantial amount of the services in the effort to sell the property. If Wells TIMO does provide substantial assistance, we will pay it or its affiliates an amount as determined by our board of directors, including our independent directors, to be appropriate based on market norms and not to exceed (i) for any property sold at a price of $20.0 million or less, 2.0% of the contract price of the property sold and (ii) for any property sold at a price greater than $20.0 million, 1.0% of the contract price of the property sold. However, in no event may the aggregate real estate disposition fees paid to Wells TIMO, its affiliates, and unaffiliated third parties exceed 6.0% of the contract sales price.

If the proposal to amend and restate our charter is approved, the provisions regarding compensation paid to our advisor will be transferred from our charter to our corporate governance guidelines. We will continue to abide by these restrictions until we are no longer externally managed.

Term of Advisory Agreement. Each contract for the services of our advisor may not exceed one year, although there is no limit on the number of times that the contract with a particular advisor may be renewed. Either a majority of our independent directors or our advisor may terminate the Advisory Agreement with Wells TIMO without cause or penalty on 60 days’ written notice. In the event the Advisory Agreement with Wells TIMO is terminated and a successor advisor is appointed, our board of directors must determine that the successor advisor possesses sufficient qualifications to perform the services described in the Advisory Agreement and that the compensation we will pay to the successor advisor will be reasonable in relation to the services provided. Our advisor also owns 100 special units in Wells Timberland Operating Partnership, L.P. (“Wells Timberland OP”), representing 100% of this class of limited partnership interest. These special units entitle our advisor to receive certain distributions and payments only in the event that certain performance-based conditions are satisfied at the time such amounts become payable. The special units do not entitle the holder to any of the rights of a holder of common units, including the right to regular distributions from operations. The special units may be redeemed by our advisor resulting in a one-time payment to the holder of the special units upon the earlier of (i) the listing of our common stock on a national securities exchange or (ii) the termination or nonrenewal of the Advisory Agreement under certain conditions. In the event of a termination or nonrenewal of the Advisory Agreement under those conditions, the one-time payment to the holder of the special units will be the amount that would have been distributed with respect to the special units if Wells Timberland OP had sold all of its assets for their then fair market values (as determined by appraisal), except for cash and those assets which can be readily marked to market, paid all of its liabilities, and distributed any remaining amount to the holders of units in liquidation of Wells Timberland OP.

If the proposal to amend and restate our charter is approved, the provisions governing the term of the Advisory Agreement will be transferred from our charter to our corporate governance guidelines. We will continue to abide by these provisions until we are no longer externally managed, unless our board of directors, including a majority of our independent directors, determines that it is in the best interests of our stockholders to remove these provisions from our corporate governance guidelines to enable us to enter into a longer-term agreement with our advisor.

Our Acquisitions, Dispositions and Leases. We will not purchase or lease properties in which Wells TIMO, our directors or officers or any of their affiliates have an interest without a determination by a majority of our disinterested directors, including a majority of our disinterested independent directors, that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the affiliated seller or lessor unless there is substantial justification for the excess amount. In no event will we acquire any such property at an amount in excess of its current appraised value as determined by an independent expert selected by our independent directors not otherwise interested in the transaction. In addition, we will not sell or lease properties to Wells TIMO, our directors or officers or any of their affiliates unless a majority of our disinterested directors, including a majority of our disinterested independent directors, determine that the transaction is fair and reasonable to us.

If the proposal to amend and restate our charter is approved, the provisions governing our policies with respect to the purchase, sale or lease of any properties in which Wells TIMO, our sponsor or any of their affiliates have an interest will be transferred from our charter to our corporate governance guidelines and we will be governed by Maryland law with respect to transactions with our directors. We will continue to abide by these restrictions until we are no longer externally managed.

Other Transactions Involving Affiliates. A majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction must conclude that all other transactions, including joint ventures, between us and Wells TIMO, our directors or any of their affiliates are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

If the proposal to amend and restate our charter is approved, the provisions governing our policies with respect to all other types of transactions, including joint ventures, between us and Wells TIMO, our directors or any of their affiliates will be transferred from our charter to our corporate governance guidelines. We will continue to abide by these restrictions until we are no longer externally managed.

No Limitation on Other Business Activities. Our charter does not prohibit Wells TIMO, our directors or officers or any of their affiliates from engaging, directly or indirectly, in any other business or from owning interests in any other business ventures, including business ventures involved in the acquisition, ownership, management or sale of timberland or other types of properties.

Limitation on Operating Expenses. Wells TIMO must reimburse us the amount by which our aggregate annual total operating expenses exceed the greater of 2% of our average invested assets or 25% of our net income unless our independent directors have determined that such excess expenses were justified based on unusual and nonrecurring factors. Within 60 days after the end of any of our fiscal quarters for which total operating expenses for the 12 months then ended exceeded the limitation, we will send to our stockholders a written disclosure, together with an explanation of the factors the independent directors considered in arriving at the conclusion that the excess expenses were justified. “Average invested assets” means the average monthly book value of our assets for a specified period before deducting depreciation, bad debts or other noncash reserves. “Total operating expenses” means all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles applicable in the United States, that are in any way related to our operation, including advisory fees, but excluding (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of our stock; (ii) interest payments; (iii) taxes; (iv) noncash expenditures such as depreciation, amortization and bad debt reserves; (v) reasonable incentive fees based on the gain from the sale of our assets; (vi) acquisition fees, acquisition expenses and real estate disposition fees on the resale of property; and (vii) other expenses connected with the acquisition, disposition, management and ownership of real estate interests or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

If the proposal to amend and restate our charter is approved, the provisions regarding the limitation on the reimbursement of operating expenses by Wells TIMO to us will be transferred from our charter to our corporate governance guidelines. We will continue to abide by these restrictions until we are no longer externally managed.

Issuance of Options and Warrants to Certain Affiliates. Our charter prohibits the issuance of options or warrants to purchase our capital stock to Wells TIMO, our directors or officers or any of their affiliates (a) on terms more favorable than we offer such options or warrants to the general public or (b) in excess of an amount equal to 10% of our outstanding capital stock on the date of grant.

If the proposal to amend and restate our charter is approved, the charter provisions restricting our ability to issue options or warrants to purchase shares of our common stock except on the same terms that would be available to the general public will be eliminated.

Repurchase of Our Shares. Our charter prohibits us from paying a fee to Wells TIMO or our directors or any of their affiliates in connection with our repurchase of our capital stock.

If the proposal to amend and restate our charter is approved, the charter provisions restricting our ability to pay Wells TIMO or our directors or any of their affiliates a fee in connection with our repurchase of capital stock will be eliminated.

Loans. We will not make any loans to Wells TIMO or to our directors or any of their affiliates (other than certain mortgages in which an appraisal is obtained from an independent appraiser and loans to wholly owned subsidiaries). In addition, we will not borrow from these persons unless a majority of our disinterested directors, including a majority of our disinterested independent directors, approve the transaction as being fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will apply only to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers or Wells TIMO or its affiliates.

If the proposal to amend and restate our charter is approved, the charter provisions governing our policies with respect to loans made to Wells TIMO or our directors or any of their affiliates will be transferred from our charter to our corporate governance guidelines. We will continue to abide by these restrictions until we are no longer externally managed.

Voting of Shares Owned by Affiliates. Wells TIMO, our non-independent directors or officers or any of their affiliates who acquire shares of our common stock may not vote their shares regarding (i) the removal as a director or advisor of any of Wells TIMO’s affiliates or (ii) any transaction between any of them and us.

If the proposal to amend and restate our charter is approved, the charter provisions restricting the ability of Wells TIMO, our non-independent directors or officers or any of their affiliates who acquire shares of our common stock to vote on the aforementioned actions will be eliminated.

Allocation of Investment Opportunities. Since our company is the only Wells program to date formed for the purpose of investing primarily in timberland, we do not expect that Wells TIMO or the Wells Capital personnel who perform services for us on behalf of Wells TIMO will face substantial conflicts in allocating, among us and other Wells programs, investment opportunities that are suitable for us, at least until such time, if ever, as another Wells program is formed for the purpose of investing in timberland.

In the event that Wells TIMO manages another program in the future for which timberland investments are suitable, Wells TIMO will be required to present each investment opportunity it identifies to the program for which the investment opportunity is most suitable. This determination is made by Wells TIMO. However, the Advisory Agreement with Wells TIMO requires that Wells TIMO make this determination in a manner that is fair without favoring any other Wells-sponsored program. In determining the Wells-sponsored program for which an investment opportunity would be most suitable, Wells TIMO will consider the following factors:

•	the investment objectives and criteria of each program;

•	the cash requirements of each program;

•	the effect of the acquisition both on diversification of each program's investments by type of property and geographic area and, if applicable, on diversification of the lessees of its properties;

•	the policy of each program relating to leverage of properties;

•	the anticipated cash flow of each program;

•	the income tax effects of the purchase on each program;

•	the size of the investment; and

•	the amount of funds available to each program and the length of time such funds have been available for investment.

In the event that Wells TIMO serves as the sponsor, manager or advisor to another Wells timberland program and an investment opportunity becomes available that is equally suitable for us and one or more such other programs, then Wells TIMO will offer the investment opportunity to the entity that has had the longest period of time elapsed since it was offered an investment opportunity. If a subsequent event or development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of Wells TIMO, to be more appropriate for another Wells program, Wells TIMO may offer the investment to another Wells program.

The Advisory Agreement with Wells TIMO requires that Wells TIMO periodically inform our independent directors of the investment opportunities it has offered to other Wells programs so that the independent directors can evaluate whether we are receiving our fair share of opportunities. Wells TIMO is to inform our independent directors of such investment opportunities quarterly. Wells TIMO’s success in generating investment opportunities for us and its fair allocation of opportunities among Wells programs are important criteria in our independent directors’ determination to continue or renew our arrangements with Wells TIMO and its affiliates. Our independent directors have a duty to ensure that Wells TIMO fairly applies its method for allocating investment opportunities among the Wells-sponsored programs.

Director Independence

We currently have a five member board of directors.

Two of our current directors, Leo F. Wells and Douglas P. Williams are affiliated with Wells Capital or its affiliates, and we do not consider them to be independent directors. In addition, E. Nelson Mills, who resigned from our board of directors on February 27, 2013, and Jess E. Jarratt, who resigned from our board of directors on June 11, 2012, were affiliated with Wells Capital or its affiliates, and we did not consider them to be independent directors. The three remaining directors, Donald S. Moss, Willis J. Potts, Jr. and Henry G. Zigtema, qualify as “independent directors” as defined in our charter, which is available on our web site at www.WellsTimberland.com, in compliance with the requirements of the NASAA REIT Guidelines. Our charter provides that a majority of the directors must be “independent directors.” In the event that an independent director resigns, our board of directors may have less than a majority of independent directors for a period of 60 days following the effectiveness of the resignation. In addition, George W. Sands, who resigned from our board of directors on March 31, 2013, and Michael P. McCollum, who resigned from our board of directors on June 30, 2012, qualified as independent directors as defined in our charter and in compliance with the requirements of the NASAA REIT Guidelines.

As defined in our charter, an “independent director” is a person who is not, on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with our sponsor or our advisor by virtue of (i) ownership of an interest in the sponsor, the advisor or any of their affiliates, other than us; (ii) employment by the sponsor, the advisor, or any of their affiliates; (iii) service as an officer or director of the sponsor, the advisor or any of their affiliates, other than as one of our directors; (iv) performance of services, other than as a director, for us; (v) service as a director or trustee of more than three real estate investment trusts organized by the sponsor or advised by the advisor; or (vi) maintenance of a material business or professional relationship with the sponsor, the advisor or any of their affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the director from the sponsor, the advisor and their affiliates (excluding fees for serving as one of our directors or as a director of any other REIT or real estate program organized or advised or managed by the advisor or its affiliates) exceeds 5.0% of either the director’s annual gross revenue during either of the last two years or the director’s net worth on a fair market value basis. An indirect association with the sponsor or the advisor shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the sponsor, the advisor, any of their affiliates or with us.

If our charter is amended as proposed, our charter will follow the listing standards of the NYSE with respect to director independence. As such, the term “independent director” will mean (i) a director who has no material relationship with our company; (ii) within the last three years from the date of determination, a director who has not been, and does not have an immediate family member that has been, an executive officer of our company; (iii) within the last three years from the date of determination, a director who has not received, or whose immediate family member has not received, during any twelve-month period, more than $120,000 per year in direct compensation from our company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); (iv) a director who is not a current partner or employee of our internal or external auditor, or whose immediate family member is not a current partner of such a firm or whose immediate family member is not a current employee of such a firm who does not personally work on our company’s audit, or, within the last three years from the date of determination, a director who was not, or an immediate family member who was not, a partner or employee of such a firm and personally worked on our company’s audit within that time ; (v) within the last three years from the date of determination, a director who has not been employed, or whose immediate family member has not been employed, as an executive officer of another company where any of our present executives serve on that company’s compensation committee; and (vi) within the last three years from the date of determination, a director who has not been an executive officer or an employee, or whose immediate family member has not been an executive officer, of a company that makes payments to, or receives payments from, our company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

Each of our current independent directors would also qualify, and Messrs. Sands and McCollum would have qualified, as independent under the rules of the NYSE, and our Audit Committee members would qualify as independent under the NYSE’s rules applicable to Audit Committee members. However, we are not listed on the NYSE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock and Series A and Series B preferred stock, as of April 30, 2013, by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock and our Series A or Series B preferred stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

The address of each director, executive officer and stockholder listed below is c/o Wells Timberland REIT, Inc., 6200 The Corners Parkway Norcross, Georgia 30092-3365.

	Shares Beneficially Owned
Name of Beneficial Owners (1)	Shares	Percentage
Common Stock
Wells Timberland Management Organization, LLC(2)	21,520
Leo F. Wells III, President and Chairman of the Board(2)	171,802	*
Douglas P. Williams, Executive Vice President, Secretary, Treasurer and Director(3)	1,149	*
Brian M. Davis, Senior Vice President and Chief Financial Officer(4)	—	*
Donald S. Moss(5)	9,665	*
Willis J. Potts, Jr.(5)	14,519	*
Henry G. Zigtema	2,500	*
All directors and executive officers as a group (6 persons)	199,635	*

Series A Preferred Stock
Wells Real Estate Funds, Inc.(2)	27,585	100%
Leo F. Wells, III(2)	27,585	100%

Series B Preferred Stock
Wells Real Estate Funds, Inc.(2)	9,807	100%
Leo F. Wells, III(2)	9,807	100%

*	Less than 1%

(1)
Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, is treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but is not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
As the sole stockholder of Wells REF, which directly or indirectly owns Wells Capital, the sole owner of Wells TIMO, Mr. Wells may be deemed the beneficial owner of the shares held by Wells TIMO. Wells TIMO also holds 200 common units in Wells Timberland OP and 100 special units in Wells Timberland OP. Mr. Wells is also deemed to be the beneficial owner of 27,585 shares of Series A preferred stock and 9,807 shares of Series B preferred stock held by Wells REF.

(3)	Douglas P. Williams was elected to our board of directors on March 13, 2013.
(4)	Brian M. Davis was elected our Senior Vice President and Chief Financial Officer on March 13, 2013.
(5)	Includes shares issuable upon the exercise of vested options.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the U.S. securities laws, directors, executive officers and any persons beneficially owning more than 10% of our common stock are required to report their initial ownership of the common stock and most changes in that ownership to the SEC. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to these reporting requirements filed the reports on a timely basis in 2012.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The SEC permits corporations to send a single set of annual disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the corporation provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding shares of our common stock, you should have already received a householding notification from us. If you have any questions or require additional copies of the annual disclosure documents, please contact our Client Services department by mail at Wells Capital, Inc. c/o DST Systems, Inc., P.O. Box 219073 Kansas City, Missouri 64121-6073 or by phone at 1-800-557-4830. We will arrange for delivery of a separate copy of this proxy statement or our annual report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

PROPOSALS YOU MAY VOTE ON

Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) online (2) by phone or (3) by mail, using the enclosed proxy card. Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

PROPOSAL 1. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of five nominees to our board of directors. Those persons elected will serve as directors until the 2014 annual stockholders meeting and until their respective successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

• Donald S. Moss • Willis J. Potts, Jr. • Leo F. Wells, III • Douglas P. Williams • Henry G. Zigtema

Each of the nominees for director is a current member of our board of directors. Detailed information on each nominee is provided on pages 12 through 15.

If you return a properly executed proxy card, unless you direct them to withhold your votes, the individuals named as proxies will vote your shares “FOR” the election of each of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

Under our charter and bylaws, the affirmative vote of the holders of a majority of the shares of stock entitled to vote and present in person or by proxy at a meeting of stockholders is required for the election of the directors. “Withhold” and broker nonvotes will count toward the establishment of a quorum. “Withhold” votes and broker nonvotes will have the same effect as votes against the election of the nominees to our board of directors.

Recommendation

Your board of directors unanimously recommends a vote “FOR” all nominees listed for re-election as directors.

PROPOSAL 2. AMENDMENT AND RESTATEMENT OF OUR CHARTER

Background

General

Our board of directors recommends that you approve the proposed Sixth Articles of Amendment and Restatement, a copy of which is attached hereto as Exhibit A (the “Sixth Articles”). The Sixth Articles effect numerous amendments to our charter which are described more fully below. Before considering the specific amendments, however, you should review the information included in this “Background” section as it provides additional information regarding our board of directors’ decision to ask our stockholders to approve an amendment and restatement of our charter.

Our board of directors desires for our company to be in a better position to explore various strategic alternatives designed to provide liquidity for our stockholders when and if such alternatives become available. These alternatives include listing our common stock on a national securities exchange, merging or otherwise selling our company or its portfolio as a whole, or liquidating our assets. As we look toward a possible future liquidity event, we have re-examined our governing documents.  As a result of that review process, our board of directors has concluded that our existing charter is unduly restrictive and may ultimately limit our ability to effectuate our strategies in connection with a future liquidity event. Therefore, we are proposing certain amendments that will give our board of directors the flexibility to effectuate a potential liquidity strategy, including any merger, reorganization, business combination, share exchange, acquisition or other similar transaction in which our stockholders would receive cash or the securities of another issuer that are listed on a national securities exchange, as full or partial consideration for their shares.

Another objective in pursuing the amendment and restatement of our charter is to remove the limitations imposed by the NASAA REIT Guidelines.  Our charter was designed to, among other things, satisfy certain requirements imposed by certain state securities administrators that were consistent with those stated in the NASAA REIT Guidelines, which were applicable to a REIT making a public offering of securities that are not listed for trading on a national securities exchange or designated for quotation on an over-the-counter market.  We raised capital through the sale of shares of our common stock in our continuous public offerings from August 2006 to December 2011. As we are no longer raising capital through this type of public offering and do not intend to do so in the future, it is generally not necessary that our charter conform to the requirements of the NASAA REIT Guidelines.

We believe that by removing the NASAA-mandated provisions and amending and restating our charter so that it instead follows only Maryland law, under which we are organized, the resulting charter will be more similar to those of public REITs incorporated in Maryland.  Although the proposed amendments may remove certain stockholder voting provisions and stockholder rights, as discussed in more detail below, we are of the view that these proposed amendments will provide us with greater flexibility in implementing our overall business plan and exploring strategic alternatives.

Summary Reasons for Proposed Charter Amendment
Our board of directors believes that it would be in our best interest to amend and restate our charter for the following reasons:

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We are no longer raising capital through the sale of shares of our common stock in our continuous public offerings and do not intend to raise additional capital in such a manner in the future. The amended and restated charter removes the NASAA-mandated provisions, which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

•
Our board of directors desires for our company to be in a better position to explore strategic alternatives designed to provide liquidity for our stockholders when and if such alternatives become available. The amended and restated charter will provide us with the necessary flexibility to pursue whatever strategic alternative is deemed to be in the best interest of our stockholders.

We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.

Principal Changes

The following discussion summarizes the principal changes we are asking our stockholders to approve in connection with the amendment and restatement of our charter. This summary description is qualified in its entirety by the complete text of the Sixth Articles, which is attached hereto as Exhibit A, and which has been marked to show the proposed changes from our existing charter as Exhibit B. Following each summary discussion of the provisions we are proposing to change are bullet-point lists noting each specific change we expect to make to our charter if this proposal is approved by our stockholders. These bullet-point lists do not identify certain immaterial changes.

Provisions Regarding Our Advisor and Affiliated Transactions

Relationship with Advisor

Our current charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern the relationship between us and our advisor and its affiliates as required by the NASAA REIT Guidelines. Among other things, these provisions limit the term of the Advisory Agreement to no more than one year, require that the Advisory Agreement be terminable on 60 days’ notice and without penalty, require our board of directors to supervise our advisor and limit the amount of fees we may pay and expenses we can reimburse to our advisor. In anticipation of a possible future liquidity event, we may consider internalizing the management functions performed for us by our advisor by acquiring this entity via merger or otherwise, which would result in these provisions being inapplicable. Thus, to prepare for such a possible change, we are proposing to eliminate all references in our charter to the “Advisor” as well as provisions governing our relationship with the “Advisor.”  Under our current charter, there is no requirement that any such internalization require a vote of our stockholders; the Sixth Articles do not change this. Our board of directors does not believe this change will have a material affect on our relationship with our advisor as we intend to transfer these restrictions from our charter to our corporate governance guidelines and to continue to abide by them unless and until we are no longer externally managed, unless our board of directors, including a majority of our independent directors, determines that it is in the best interests of our stockholders to amend or remove any such restrictions. This change will enable us to preserve in many respects the protections of the current charter provisions until they are no longer applicable. There are, however, risks to this change, including the following:

•	transactions that violate a corporation’s charter are more likely to be voidable if challenged by a stockholder than transactions that are inconsistent with corporate governance guidelines;

•
our corporate governance guidelines can be amended by our board of directors. Therefore, they are less protective than charter provisions, which can only be amended by a vote of the stockholders after the recommendation of the board of directors; and

•	courts are more likely to give deference to a board of directors’ interpretation of the meaning of corporate governance guidelines than to a board’s interpretation of charter provisions.
We believe that these risks are small because of our board’s intention to adhere to the advisor-related protections that will be included in our corporate governance guidelines. We also believe that these risks are outweighed by the benefits of amending and restating our charter at the annual meeting. Obtaining stockholder approval at this annual meeting will avoid the cost and time delay of holding another stockholder vote.

Affiliated Transactions

In addition, our current charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, our advisor, our sponsor, our directors or their respective affiliates. In general, these provisions require that such transactions (which we refer to as “affiliated transactions”) be approved by a majority of our disinterested directors, including a majority of our disinterested independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions including joint ventures, sales and leases to and from us and loans to and from us, as well as general restrictions on affiliated transactions with our advisor, our sponsor, our directors and their respective affiliates. If the Sixth Articles are approved, we will amend our corporate governance guidelines to incorporate our charter’s limitations on affiliated transactions until we are no longer externally advised. In addition, Maryland law also contains restrictions on our ability to engage in related-party transactions. Under Maryland law, a transaction with any of our directors or any other entity in which any of our directors is a director or has a material financial interest is voidable unless the fact of the common directorship or interest is disclosed or known to, and the transaction is approved by, a majority of our disinterested directors or a majority of votes cast by our disinterested stockholders or the transaction is fair and reasonable to us. Our board of directors does not believe that the removal of these limitations related to our advisor, our sponsor, our directors and their respective and its affiliates will have an adverse effect on us because of (i) our intent to incorporate the restrictions regarding our advisor, our sponsor and their affiliates into our corporate governance guidelines (and adhere to them for so long as we are externally managed), which will require the approval of our board of directors, including a majority of our independent directors, to be amended, and (ii) because of the protections otherwise afforded by Maryland law. This change will enable us to preserve in many respects the protections of the current charter provisions until they are no longer applicable. There are, however, risks to this change, including the following:

•	as discussed above, the current charter restrictions are more protective than those set forth under Maryland law; and

•
the proposed charter revisions would also remove limitations on transactions with any director (not just those affiliated with our advisor). Although we believe that those restrictions are overly restrictive and could prevent us from effecting a transaction that would otherwise be in our best interest, removal of those restrictions would permit us (without certain determinations by our disinterested directors and disinterested independent directors) to enter into a transaction with a director unaffiliated with our advisor.

We believe that these risks are small because of our board’s intention to adhere to the advisor-related protections to be included in our corporate governance guidelines for so long as we are externally managed and because we have no intentions of effecting transactions that are currently prohibited by our charter with directors unaffiliated with our advisor.

Summary of Specific Changes

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Deletion of Article VIII in its entirety regarding our relationship with our advisor, including the following: appointment and initial investment of our advisor; supervision of our advisor by the board of directors; fiduciary obligations of our advisor to our company and stockholders; termination of the Advisory Agreement; disposition fee on sale of property; incentive fees; acquisition fees;

reimbursement for total operating expenses; and corporate opportunities during the time we are externally managed by our advisor.

•	Deletion of Article X in its entirety and Section 12.5 regarding the provisions governing affiliated transactions.

•	Deletion of Section 11.3 regarding voting limitations on shares held by our advisor, directors and affiliates.

Provisions Regarding Our Directors and Officers

Director Independence and Board Composition

As required by the NASAA REIT Guidelines, our current charter contains several provisions relating to our directors and specifically our independent directors. We are proposing to remove these NASAA-mandated provisions, which include the following:

•	the definition of independent director as established by the NASAA REIT Guidelines;

•	the requirement that a majority of our board of directors be composed of directors who are independent as defined by the NASAA REIT Guidelines;

•	the requirement that all of our directors have at least three years of relevant experience and at least one of our independent directors have three years of relevant real estate experience;

•	the requirement that independent directors nominate replacements for vacancies among independent director positions; and

•	the requirement that our board of directors consist of at least three directors.

The Sixth Articles will continue to require that a majority of our board of directors be composed of independent directors until a listing (at which point we will be subject to the rules of the exchange on which we list with respect to independent director requirements), should we decide to pursue a listing on a national securities exchange. However, independence will no longer be determined based on the NASAA REIT Guidelines, rather independence will be determined under the listing standard of the NYSE. We currently evaluate the independence of our directors under both the current charter definition (as required by the NASAA REIT Guidelines) and the NYSE listing standard. All of our current independent directors meet the NYSE listing standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the composition of our board of directors. For information regarding the NYSE listing standards, see “Certain Relationships and Related Transactions and Director Independence—Director Independence.”

Although we are removing the requirement that independent directors nominate replacements for vacancies among independent director positions, our corporate governance guidelines will include this requirement. When we are no longer externally managed, we intend to amend our corporate governance guidelines so that any board vacancy can be filled by the vote of our entire board of directors. Therefore, there should be no impact of the proposed charter amendment with respect to vacancies in an independent director position until after we are no longer externally managed. At that time, our procedure for filling independent director positions will be similar to most listed companies and may benefit from full board involvement. Nevertheless, there is a risk that the proposed charter amendment with respect to vacancies of independent director positions could result in the nomination of directors being influenced by non-independent directors, including management.

In addition, if the Sixth Articles are approved, our charter will no longer provide that directors are fiduciaries of the company and our stockholders. Instead, our directors would be held to the standard of conduct imposed under Maryland law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in our best interests and with the care than an ordinarily prudent person in a like position would use under similar circumstances.

Finally, our current charter provides that stockholders entitled to cast a majority of the votes entitled to be cast in the election of directors may remove any directors, or our entire board, from office at any time, subject to the rights of holders of shares of our preferred stock, as required by the NASAA REIT Guidelines. The Sixth Articles remove this provision; however, this change will not have a material effect because we will still be subject to the same provisions with respect to the removal of our directors under Maryland law.
We are recommending these revisions because we believe that they will either have no impact on us or, where the revisions will have an impact on us, the benefits of improving our ability to retain and recruit board candidates outweigh any potential adverse effects.

Exculpation and Indemnification

Our current charter provides for exculpation of our officers and directors, and provides for indemnification of our officers and directors and our advisor and its affiliates, but contains certain limits on our ability to indemnify and hold harmless our directors, our advisor and any affiliates of our advisor consistent with the limitations set forth in the NASAA REIT Guidelines. In order to retain and recruit qualified and experienced officers and directors, we are proposing to remove these limitations and instead provide that we shall exculpate and indemnify our officers and directors to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met. These amended provisions will provide our directors and officers with broader and more comprehensive exculpation and indemnification rights.

Although we believe that this change will improve our ability to retain and attract qualified directors and officers, the proposed charter amendment does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to our non-independent directors) and gross negligence or intentional misconduct (as to our independent directors) or from our officers if they fail to satisfy their duties under Maryland law. In addition, the proposed charter amendment would provide for indemnification of our directors and officers and permit indemnification of our advisor and its affiliates in circumstances where indemnification is currently limited by our charter. The reduced ability to recover from directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date of the charter amendment. The proposed charter amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our directors or officers.

In addition to providing our directors and officers with additional rights with respect to exculpation and indemnification, removing these limitations from our charter will also permit us to indemnify our advisor to the maximum extent permitted by Maryland law, including for acts or omissions prior to the date of the charter amendment. To date, we have not agreed to expand the indemnification of our advisor beyond that permitted by the NASAA REIT Guidelines. Moreover, we intend to include such limits on indemnification of our advisor in our corporate governance guidelines. As discussed above, however, charter restrictions are more protective than those set forth in corporate governance guidelines; therefore the proposed charter amendment does increase the risk that we might agree (i) to indemnify our advisor for certain losses that we would not be permitted to indemnify our advisor for under our current charter and (ii) to advance and bear the our advisor’s defense costs in circumstances where our current charter would not permit such advancement.

Summary of Specific Changes

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Revisions to Section 7.1 to provide that the board of directors shall never be less than the minimum required under Maryland law and to require that until a listing occurs, a majority of the board of directors be independent in accordance with the independent director standards established by the NYSE. Further revisions Section 7.1 to provide that only the board of directors may fill any vacancies on the board of directors, even if the remaining directors do not constitute a quorum.

•	Deletion of Section 7.2 regarding the required experience of directors.

•	Deletion of Section 7.3 regarding the board of directors' ability to establish committees.

•	Deletion of Section 7.4 regarding the term of directors.

•	Deletion of Section 7.5 regarding the directors' fiduciary obligation to the company and their fiduciary duty to supervise the relationship between us and our advisor.

•	Revision to Section 7.9 to remove provision relating to conflicts between Maryland law and the NASAA REIT Guidelines.

•	Deletion of Section 7.11 regarding the removal of directors.

•	Expansion of our exculpation and indemnification of our officers and directors to the maximum extent permitted by Maryland law.

•	Expansion of our obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.

•	Elimination of limits (other than those imposed by Maryland law) on our ability to indemnify our advisor or its affiliates or advance defenses expenses to our advisor or its affiliates.

Provisions Regarding Limitations on Investments and Indebtedness

Limitations on Investments

Article IX of our current charter contains a number of limitations and restrictions on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities). Our board of directors believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that we could determine to be in our best interest. Although we have no intention of pursuing any of the investments limited by Article IX, we believe that increased flexibility could be advantageous. Nevertheless, the proposed charter amendment does increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

Limitations on Indebtedness

Article IX of our current charter also limits our ability to incur indebtedness. Currently, our charter prohibits us from incurring debt that would cause our borrowings to exceed 200% in relation to our net assets (valued at cost before depreciation, reserves for bad debts and other noncash reserves). If the Sixth Articles are approved this charter restriction on our borrowings will be removed and we may become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Despite these risks, we recommend this change because it increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest.

Summary of Specific Changes

•	Deletion of Article IX regarding our investment objectives and limitations, including the following:

•	the requirement to establish written policies on our investment objectives;

•	limitations on transactions with affiliates;

•	limitations on the issuance of options and warrants;

•	limitations on the repurchase of capital stock;

•	limitations on loans;

•	limitations on leverage; and

•	limitations on investments in equity securities, commodity contracts, mortgage loans, unimproved real property.
Provisions Regarding our Capital Stock and Stock Dividends
Issuance of Certain Securities

Article IX of our current charter also limits our ability to issue certain securities, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; equity securities that are assessable; and equity securities redeemable solely at the option of the holder. If the Sixth Articles are approved, these restrictions will be removed and we will be able to issue the securities described above. Our board of directors recommends this change because it removes limitations on issuances of securities that our board of directors could determine to be in our best interest. Although we believe this flexibility is advantageous, the proposed charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment. In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders and, to date, we have not been able to make any distributions. Similarly, if we issued equity securities redeemable solely at the option of the holder, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders. We have no current intention to issue any securities the issuance of which would be prohibited under our current charter.

Distributions

As required by the NASAA REIT Guidelines, our current charter provides a specific discussion of our board of directors’ ability to authorize distributions and limits our board of directors’ ability to authorize distributions-in-kind. The Sixth Articles remove the limitation on our ability to pay distributions in kind. In addition, the Sixth Articles give us the specific authority to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock. We believe that it is beneficial to permit a stock dividend of different classes of stock which could be used to effect a staged listing of our shares on a national securities exchange.

Share Repurchase Programs and Distribution Reinvestment Plans

Our current charter authorizes our board to establish share repurchase programs and distribution reinvestment plans, subject to certain restrictions as required by the NASAA REIT Guidelines. The Sixth Articles remove these provisions and the related restrictions. Our board of directors does not believe this change will have a material effect because we have the authority to adopt and implement such plans under Maryland law.

Provisions Regarding Terms of Stock

As required by the NASAA REIT Guidelines, our current charter provides that the voting rights per share sold in a private offering will not exceed the voting rights bearing the same relationship to the voting rights of a publicly held share as the consideration paid to us for each privately offered share bears to the book value of each outstanding publicly held share. The Sixth Articles remove this provision, as well as the provision requiring shares of a particular class of common stock to have equal dividend, distribution, liquidation and other rights and to have no preference, cumulative, preemptive, conversion or exchange rights. Although we have no present intention of issuing stock that would not comply with the foregoing provisions, we believe that the removal of these provisions will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise.

Summary of Specific Changes

•    Deletion of Article IX regarding limitations on the issuance of certain securities.

•    Revision to Section 5.7 to authorize our board of directors to issue share certificates

•    Revision to Section 5.5 to remove the restriction on the board of directors’ ability to authorize distributions in kind and to permit our board of directors to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock.

•    Deletion of Section 5.9 regarding our board of directors’ ability to establish a share repurchase program.

•    Deletion of Section 5.10 regarding our board of directors’ ability to establish a dividend reinvestment plan.

•    Revisions to Sections 5.2 and 5.3 to remove certain restrictions on terms of stock.

•    Revision to Section 6.1 stating that, after an automatic transfer of shares to a charitable trust has been made, to the extent a violation of certain transfer and ownership restrictions would nonetheless be continuing (for example, where the ownership of shares by a single charitable trust would violate the prohibition in the charter on transfers that would result in us being closely held), shares will be transferred to a number of charitable trusts such that there is not a continuing violation of the transfer and ownership restrictions applicable for qualification as a REIT.

Provisions Regarding Certain Stockholder Rights

The Sixth Articles remove provisions relating to stockholder meetings, stockholder liability, stockholder voting rights, stockholders’ ability to access a stockholder list, inspection of the books and records of the company, receipt of reports from the company, investor suitability and roll-up transactions. Each of these provisions was included in our charter to meet requirements imposed by the NASAA REIT Guidelines.

Special Stockholder Meetings

Our current charter requires our secretary to call a special meeting of stockholders upon the written request of stockholders entitled to cast at least 10% of all the votes entitled to be cast on any matter proposed to be considered at the meeting, as required by the NASAA REIT Guidelines. If the Sixth Articles are approved, this provision of our charter will be deleted and we anticipate that we will amend our bylaws to provide that a majority of our outstanding voting stock will be required to call a special meeting of stockholders, as opposed to 10% or more of our outstanding voting stock as required under our current charter and bylaws. It will thus be more difficult under the Sixth Articles for our stockholders to call a special meeting. We believe this higher threshold enhances our anti-takeover defenses by making it more difficult for a potential acquirer to act outside of the annual meeting. In addition, this higher threshold reduces the risk that our company would be required to expend significant board and management time and expense related to a special meeting that reflects the interests of only a minority of our stockholders. Although we believe the changes are in the best interest of our company, the proposed change may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed change may also increase the costs associated with trying to change the composition of our board of directors, which may deter changes that could otherwise be in your best interest.

Stockholder Liability

Our current charter limits the liability of its stockholders with respect to claims, demands, judgments or obligations against our company and limits the personal liability of stockholders, in tort, contract or otherwise, in connection with our company’s assets or affairs, as required by the NASAA REIT Guidelines. The Sixth Articles remove this provision; however, this change will not have a material effect because Maryland law limits the liability of stockholders.

Annual Report Requirement

We will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the company stated as a percentage of average invested assets and as a percentage of net income and a report from the independent directors that the policies being followed by our company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.

Access to Corporate Records and Stockholder Lists

Under the Sixth Articles, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under Maryland law. These rights are more restrictive than those included in our current charter. Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. Our current charter provides that any stockholder may request a copy of the stockholder list in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. Our board of directors believes that these revisions increase the company’s ability to protect the privacy of its stockholders and reduce the company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders. We believe the changes also enhance our takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence our management. Although we believe the changes are in our best interest, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

The Sixth Articles also delete the NASAA REIT Guidelines requirement that all mergers or transfers of all or substantially all of our assets be submitted to a stockholder vote. Under Maryland law, certain mergers or transfers of all or substantially all of a corporation’s assets (e.g., (i) mergers with a 90% or more owned subsidiary in which the corporation’s charter is not amended and stockholder contract rights do not change, (ii) mergers in which the corporation is the successor entity and the terms of its stock do not change, its charter is not otherwise amended and the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective and (iii) transfers of all or substantially all of the corporation’s assets to a wholly owned subsidiary or by mortgage or pledge) may be effected without a stockholder vote.

Stockholder Voting Rights

The NASAA REIT Guidelines require that our charter provide that stockholders have the ability to amend our charter or dissolve our company without the concurrence of the board of directors. However, Maryland law provides that stockholders may not amend a company’s charter or dissolve a company unless the amendment or dissolution is first declared advisable by the company’s board of directors. Therefore, the Sixth Articles merely conform our charter to the requirements of Maryland law in this respect.

Investor Suitability

Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. Under the Sixth Articles, the provisions regarding suitability and minimum investment of stockholders would be deleted in their entirety. Removal of these provisions generally would provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount, subject to the limitation that no stockholder may constructively or beneficially own more than 9.8% in value or number of shares, whichever is more restrictive, of the outstanding shares of our common stock. Furthermore, removal of these provisions eliminates the requirement that our sponsor or anyone selling shares on our behalf or on behalf of our sponsor make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder. Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in our company is a suitable and appropriate investment, just as they would do for any exchange-listed company.

Roll-up Transactions

Article XIV of our current charter also imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). Among other protections, these provisions would require us to obtain an appraisal of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction from an independent expert and to meet certain other requirements. Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of our company and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to the their proportionate share of the appraised value of our company. In addition, we are prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders. Further, if the roll-up transaction is rejected by the stockholders, the costs of the roll-up transaction may not be borne by us. If the Sixth Articles are approved and our stockholders vote to approve a roll-up transaction, our stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for us to effect a roll-up transaction. We recommend this change to increase our flexibility to enter into a roll-up transaction that our board of directors and our stockholders may believe to be in our best interest.

Summary of Specific Changes

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Deletion of Section 11.1 regarding requirements for meetings of stockholders, including the calling of a special meeting of stockholders upon the written request of the holders of not less than 10% of the outstanding shares entitled to be vote on any issue proposed to be considered at the special meeting.

•	Deletion of Section 11.2 regarding voting rights of stockholders and a stockholder's ability to vote on certain matters.

•	Deletion of Section 11.4 regarding a stockholder's right to inspect the books and records of the company.

•	Deletion of Section 11.5 regarding a stockholder's ability to access the stockholder list.

•	Deletion of Section 11.6 regarding the company's requirement to mail specific reports to its stockholders at the end of the fiscal year.

•	Deletion of Section 12.1 regarding the liability of stockholders.

•	Revision to Article XIII regarding amendments to be made without stockholder approval.

•	Deletion of Section 5.8 regarding suitability and minimum investment of stockholders.

•	Deletion of Article XIV in its entirety regarding limitations on roll-up transactions.

Conforming Changes and Other Ministerial Modifications

The Sixth Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the other changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which would no longer be applicable to us or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Summary of Specific Changes

•	Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Sixth Articles and the revision of certain other definitions.

If approved by our stockholders at the annual meeting, the amendments reflected in the Sixth Articles will be effected by our filing of the Sixth Articles with the State Department of Assessment and Taxation of the State of Maryland (“SDAT”), and will become effective upon filing and acceptance for record by SDAT. If approved, we plan to file the Sixth Articles immediately following the stockholder vote on the Sixth Articles. The text of the proposed Sixth Articles is attached hereto as Exhibit A and a marked version thereof against our existing charter, which shows the modifications proposed to be made, is attached hereto as Exhibit B.

Vote Required

Under our charter and bylaws, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on the proposal is required to amend and restate our charter. Abstentions and broker nonvotes will count toward the establishment of a quorum but they will have the same effect as votes against the proposal to amend and restate our charter.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendment and restatement of our charter. Accordingly, to the extent that you object to the proposed amendment and restatement of our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Recommendation

Your board of directors unanimously recommends a vote “FOR” this proposal to amend and restate our charter.

PROPOSAL 3. ADJOURNMENT OF THE ANNUAL MEETING

At the annual meeting, you and the other stockholders will also vote to approve an adjournment of the annual meeting, including, if necessary, to solicit additional proxies in favor of Proposal 1 and Proposal 2 if there are not sufficient votes for these proposals.

Vote Required

Approval of the proposal to adjourn the annual meeting requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker nonvotes will count toward the establishment of a quorum but they will not have an effect on the proposal to adjourn the annual meeting to solicit additional proxies if necessary. Proxies received will be voted “FOR” approval of this proposal to adjourn the annual meeting unless stockholders designate otherwise.
Recommendation
Your board of directors unanimously recommends a vote “FOR” this proposal to adjourn the annual meeting.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the next annual meeting must be received by our Secretary, Mr. Douglas P. Williams, at our executive offices no later than January 31, 2014. However, if we hold our annual meeting before July 10, 2014 or after September 6, 2014, stockholders must submit proposals for inclusion in our 2014 proxy statement within a reasonable time before we begin to print our proxy materials. If a stockholder wishes to nominate a director or present a proposal at the 2014 annual meeting, our current bylaws require that the stockholder give advance written notice to our Secretary no earlier than January 1, 2014 and no later than 5:00 pm, ET, on January 31, 2014.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

EXHIBIT A

WELLS TIMBERLAND REIT, INC.

SIXTH ARTICLES OF AMENDMENT AND RESTATEMENT
FIRST: Wells Timberland REIT, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation (which is hereinafter called the “Corporation”) is Wells Timberland REIT, Inc.
ARTICLE II
PURPOSES AND POWERS
The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.
ARTICLE IV
DEFINITIONS
As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws. The term “Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as Trustee of the Charitable Trust.

Charter. The term “Charter” shall mean the charter of the Corporation.

Code. The term “Code” shall have the meaning as provided in Article II herein.

Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean 9.8% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.

Director. The term “Director” shall have the meaning as provided in Section 7.1 herein.

Distributions. The term “Distributions” shall mean any distributions (as such term is defined in Section 2-301 of the MGCL), pursuant to Section 5.5 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 6.1.7.
Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 and subject to adjustment pursuant to Section 6.1.8, the percentage limit established by the Board of Directors pursuant to Section 6.1.7.

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

Extension Amendment. The term “Extension Amendment” shall have the meaning as provided in Article IX herein.

Independent Director. Until such time as the Common Shares are Listed, the term “Independent Director” shall mean a Director who satisfies the independence requirements under the rules and regulations of the NYSE as in effect from time to time. Upon a Listing, the term “Independent Director” shall mean a Director who satisfies the independence requirements under the rules and regulations of the national securities exchange on which the Common Shares are Listed.

Initial Date. The term “Initial Date” shall mean the date on which the Fourth Articles of Amendment of the Corporation were accepted for record by the SDAT; provided, however, that, following any Restriction Termination Date, the term “Initial Date” shall mean the date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination of the Board of Directors that it is in the best interests of the Corporation to attempt to qualify or requalify as a REIT.

Listing. The term “Listing” shall mean that the Common Shares have been approved for trading on a national securities exchange. Upon such Listing, the Common Shares shall be deemed Listed.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

Net Assets. The term “Net Assets” shall mean the total assets of the Corporation (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.

Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 7.9 herein.

NYSE. The term “NYSE” shall mean the New York Stock Exchange.

Offering. The term “Offering” shall mean any offering and sale of Shares.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.
Plan of Liquidation. The term “Plan of Liquidation” shall have the meaning as provided in Article IX herein.
Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.
Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.1.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

REIT. The term “REIT” shall mean a real estate investment trust under the REIT Provisions of the Code.

REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through

860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after any Initial Date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination of the Board of Directors that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.

SDAT. The term “SDAT” shall have the meaning as provided in Section 5.4 herein.

Shares. The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.

Stockholders. The term “Stockholders” shall mean the holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.

Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Section 7.9 herein.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, of Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

ARTICLE V
STOCK

Section 5.1    Authorized Shares. The Corporation has authority to issue 1,000,000,000 Shares, consisting of 900,000,000 shares of Common Stock, $.01 par value per share (“Common Shares”), and 100,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized Shares having par value is $10,000,000. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.
Section 5.2    Common Shares.
Section 5.2.1    Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.
Section 5.2.2    Description. Subject to the provisions of Article VI and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of Shares.
Section 5.2.3    Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Corporation, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.
Section 5.2.4    Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.
Section 5.3    Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares.
Section 5.4    Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.
Section 5.5    Dividends and Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other assets of the Corporation or in securities of the Corporation, including in Shares of one class payable to holders of Shares of another class, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.
Section 5.6    Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.
Section 5.7    Issuance of Shares Without Certificates. The Board may authorize the issuance of Shares without certificates. The Corporation shall continue to treat the holder of uncertificated Shares registered on its stock ledger as the owner of the Shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose.
ARTICLE VI
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 6.1 Shares.
Section 6.1.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 6.3:

(a)    Basic Restrictions.
(i)    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)    No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii)    Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
(b)    Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i) or (ii),
(i)    then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or
(ii)    if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
To the extent that, upon a transfer of Shares pursuant to this Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.
Section 6.1.2 Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.
Section 6.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
Section 6.1.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:
(a)    every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and
(b)    each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
Section 6.1.5 Remedies Not Limited. Subject to Section 7.2 hereof, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.
Section 6.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Sections 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.
Section 6.1.7 Exceptions.
(a)    Subject to Section 6.1.1(a)(ii), the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if such Person agrees that any violation or attempted violation of Section 6.1.1(a)(ii) or Section 6.1.1(a)(iii) or any representations or undertakings on which the Board has conditioned such exemption or Excepted Holder Limit (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.
(b)    Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)    Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
(d)    The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. The Board of Directors may reduce an Excepted Holder’s Excepted Holder Limit to the actual amount of such Excepted Holder’s Beneficial or Constructive Ownership; provided however, that no Excepted Holder Limit, with respect to the Common Share Ownership Limit, shall be reduced to a percentage that is less than the Common Share Ownership Limit, and no Excepted Holder Limit, with respect to the Aggregate Share Ownership Limit, shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.
Section 6.1.8 Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.2(a)(ii), the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer individuals to Beneficially Own more than 49.9% in value of the outstanding Shares.
Section 6.1.9 Legend. Any certificate representing Shares shall bear substantially the following legend:
The Shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Charter, (i) no Person may Beneficially or Constructively Own Common Shares in excess of 9.8% (in value or number of Common Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on transfer or ownership as set forth in (i), (ii) or (iii) above are violated, the Shares represented hereby will be automatically transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of

Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.
Section 6.2 Transfer of Shares in Trust.
Section 6.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.
Section 6.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.
Section 6.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.
Section 6.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did

not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.
Section 6.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions that has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
Section 6.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 6.3 NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.
Section 6.4 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.
Section 6.5 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VII
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 7.1    Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws, but shall never be less than the minimum number required by the MGCL. A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The names of the Directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

Donald S. Moss
Willis J. Potts, Jr.
Leo F. Wells, III
Douglas P. Williams
Henry G. Zigtema
The Corporation elects to make the election provided for under Section 3-804(c) of the MGCL that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

Section 7.2    REIT Qualification. If the Corporation elects to qualify or requalify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VI is no longer required for REIT qualification.

Section 7.3    Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid‑in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or of the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Directors shall be liable for making or failing to make such a determination.

Section 7.4    Limitation of Director and Officer Liability; Indemnification.
(a)    To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 7.4(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 7.4(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
(b)    To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by this Section 7.4 shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in this Section 7.4 shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
Section 7.5    Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Section 7.6    Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 7.7    Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.
Section 7.8    Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.
Section 7.9    Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Common Share purchased in the Corporation’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to any Distribution reinvestment plan that the Board may establish), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 7.9, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 7.9. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 7.9 shall be of no force or effect with respect to any Shares that are then Listed.
ARTICLE VIII
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation.
ARTICLE IX
DURATION
In the event that Listing does not occur on or before August 11, 2018, then the Board of Directors must either (a) adopt a resolution that sets forth a proposed amendment to the Charter extending or eliminating this deadline (the “Extension Amendment”), declare that the Extension Amendment is advisable and direct that the proposed Extension Amendment be submitted for consideration at either an annual or special meeting of the Stockholders, or (b) adopt a resolution that declares that a proposed liquidation of the Corporation is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”). If the Board of Directors seeks the Extension Amendment as described above and the Stockholders do not approve such amendment, then the Board of Directors shall adopt a Plan of Liquidation and commence an orderly liquidation of the assets of the Corporation pursuant to such Plan of Liquidation. In the event that Listing occurs on or before August 11, 2018, the Corporation shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.
ARTICLE X
SERIES A PREFERRED STOCK
Section 10.1    Number of Shares and Designation. This series of Preferred Shares shall be designated as Series A Preferred Stock and the number of shares which shall constitute such series shall be 35,000 shares, par value $0.01 per share, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the Board of Directors and is hereafter in this Article X called the “Series A Preferred Stock.” Each share of Series A Preferred Stock shall be identical in all respects to each other share of Series A Preferred Stock.
Section 10.2    Dividends.
Section 10.2.1     Accrual of Dividends. From and after the date of the issuance of any shares of Series A Preferred Stock, dividends at the rate per annum of Eight and One-Half Percent (8.5%) of the Series A Issue Price (as defined below), shall accrue daily on such shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization or action with respect to or affecting the Series A Preferred Stock) (the “Series A Accruing Dividends”). The “Series A Issue Price” shall mean $1,000.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock.

Section 10.2.2     Payment of Dividends. Series A Accruing Dividends shall be payable, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears, on September 30, 2010 and on each subsequent anniversary of September 30, 2010 (each, a “Series A Dividend Payment Date”) to the holders of record of the Series A Preferred Stock, as they appear on the stock records of the Corporation on the relevant record date. The first dividend period shall begin on the date of issuance of the Series A Preferred Stock and end on the day immediately preceding September 30, 2010, and each subsequent dividend period shall begin on the last Series A Dividend Payment Date and end on the day immediately preceding the next Series A Dividend Payment Date (each such period, a “Series A Dividend Period”); provided, that the Board of Directors shall have the right to authorize a dividend payable for a period less than a calendar year, and the Series A Dividend Payment Date for such lesser period shall be the date authorized by the Board of Directors and declared by the Corporation and the subsequent dividend period shall begin on such Series A Dividend Payment Date and end on the day immediately preceding the next scheduled Series A Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Series A Dividend Periods may be authorized by the Board of Directors and paid at any time, without reference to any regular Series A Dividend Payment Date, to holders of record as of such record date as may be fixed by the Board of Directors. Accrued but unpaid dividends on the Series A Preferred Stock shall accumulate on each Series A Dividend Payment Date. Except as set forth in this Section 10.2, Section 10.3.1 and Section 10.6, the Corporation shall be under no obligation to pay Series A Accruing Dividends.
Section 10.2.3     Dividends on Common Stock. Notwithstanding any other provision of this Section 10.2, the Board of Directors may authorize and the Corporation may declare and pay such dividends and distributions on Common Shares from time to time out of any funds legally available therefor, and the holders of the Series A Preferred Stock shall not be entitled to participate in any such dividends, whether payable in cash, stock or otherwise.
Section 10.3    Liquidation, Dissolution or Winding Up.
Section 10.3.1     Payments to Holders of Series A Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders (on a pari passu basis with the holders of any series of Preferred Shares ranking on liquidation on a parity with the Series A Preferred Stock), and before any payment shall be made to the holders of Common Shares or any other class or series of capital stock ranking on liquidation junior to the Series A Preferred Stock by reason of their ownership thereof, an amount per share equal to the Series A Issue Price, plus an amount equal to any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock and any series of Preferred Shares ranking on liquidation on a parity with the Series A Preferred Stock the full amount to which they shall be entitled under this Subsection 16.3.1, the holders of shares of Series A Preferred Stock and any series of Preferred Shares ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation with or into the Corporation, or the sale or transfer of all or substantially all of the assets or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a voluntary or involuntary liquidation, dissolution or winding up of the Corporation. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the MGCL, amounts that would be needed, if the Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series A Preferred Stock shall not be added to the Corporation’s total liabilities.
Section 10.3.2     Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred Stock and any other series of Preferred Shares ranking, as to liquidation, senior to the Common Shares, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of Common Shares, pro rata based on the number of shares held by each such holder.

Section 10.4    Voting.
Section 10.4.1     General. Except as set forth in this Article X or elsewhere in the Charter, the holders of the Series A Preferred Stock shall not have any voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.
Section 10.4.2     Series A Preferred Stock Protective Provisions. The Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, and shall not permit any subsidiary to, do any of the following without (in addition to any other vote required by law or the Charter) the written consent or affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:
(a)    create, or authorize the creation of, or issue, grant or obligate itself to issue or grant, by reclassification or otherwise, shares of any class or series of capital stock senior to the Series A Preferred Stock, or increase the authorized number of shares of Series A Preferred Stock, regardless of whether any such creation, authorization, issuance or increase shall be by means of a resolution of the Board of Directors, Articles Supplementary, Articles of Amendment to the Charter, merger, consolidation, reclassification or otherwise;
(b)    amend, alter or repeal any provision of the Charter of the Corporation which would impair, circumvent or adversely affect the rights, preferences or privileges of the Series A Preferred Stock; or
(c)    amend the provisions of this Section 10.4.
Section 10.4.3     Votes Per Share of Series A Preferred Stock. For purposes of the foregoing provisions and all other voting rights under this Article X, each share of Series A Preferred Stock shall have one vote per share.
Section 10.4.4     No Vote on Redemption. Nothing contained in this Section 10.4 shall require a vote of the holders of the Series A Preferred Stock in connection with the redemption, purchase or other acquisition by the Corporation of shares of stock of the Corporation not in violation of this Article X.
Section 10.5    Conversion. Holders of Series A Preferred Stock shall not have the right to convert all or any portion of such shares into Common Shares or any other class or series of Preferred Shares.
Section 10.6    Redemption.
Section 10.6.1     Redemption. The Corporation shall have the right to redeem, from time to time, on one or more dates fixed by the Corporation (each, a “Series A Redemption Date”), and out of funds legally available therefor, all or any portion of the shares of Series A Preferred Stock at a price equal to the Series A Issue Price per share, plus all Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon (the “Series A Redemption Price”). In the event that less than all outstanding shares of Series A Preferred Stock are to be redeemed, such shares shall be redeemed from all holders of Series A Preferred Stock on a pro rata basis.
Section 10.6.2     Redemption Notice. Written notice of the redemption (the “Series A Redemption Notice”) shall be sent to each holder of record of Series A Preferred Stock not less than 10 nor more than 30 days prior to the Series A Redemption Date. The Series A Redemption Notice shall state:
(a)    the number of shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Series A Redemption Date specified in the Series A Redemption Notice; and
(b)    the Series A Redemption Date and the Series A Redemption Price.
Section 10.6.3     Payment. On the Series A Redemption Date, the Series A Redemption Price for such shares shall be payable to the order of the person whose name appears as the holder of such shares in the stock records of the Corporation. In the event less than all of the shares of Series A Preferred Stock held by a holder are redeemed, the Corporation shall enter into its stock records that such holder holds the number of unredeemed shares of Series A Preferred Stock.
Section 10.6.4     Rights Subsequent to Redemption. If the Series A Redemption Notice shall have been duly given, and if on the Series A Redemption Date the Series A Redemption Price payable upon redemption of the shares of Series A Preferred Stock to be redeemed on such Series A Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then dividends with respect to such shares of Series A Preferred Stock shall cease to accrue after the Series A Redemption Date and all rights with respect to such shares shall forthwith after the Series A Redemption Date terminate, except only the right of the holders to receive the Series A Redemption Price.
Section 10.7    Redeemed or Otherwise Reacquired Shares. All Series A Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued Preferred Shares, without designation as to class or series, and subject to applicable limitations set forth in the Charter may thereafter be reissued as shares of any series of Preferred Shares; provided that no reacquired shares of Series A Preferred Stock shall be reissued as Series A Preferred Stock so long as any shares of Series A Preferred Stock remain issued and outstanding.
Section 10.8    No Impairment. The Corporation shall not, by amendment of its Charter (by merger, consolidation or otherwise) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or otherwise, or by agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Corporation under its Charter, but shall at all times in good faith assist in the carrying out of all the provisions set forth in its Charter and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the shares of Series A Preferred Stock against impairment. Without limitation of the foregoing, the Corporation shall take such action as shall be necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem the shares of Series A Preferred Stock under the circumstances contemplated herein. Any successor to the Corporation shall agree, as a condition to such succession, to carry out and observe the obligations of the Corporation under the Charter with respect to the shares of Series A Preferred Stock.
Section 10.9    Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of at least sixty percent (60%) of the shares of Series A Preferred Stock then outstanding.
Section 10.10    Notices. Any notice required or permitted herein to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the MGCL, and shall be deemed sent upon such mailing or electronic transmission.

ARTICLE XI
SERIES B PREFERRED STOCK
Section 11.1    Number of Shares and Designation. This series of Preferred Shares shall be designated as Series B Preferred Stock and the number of shares which shall constitute such series shall be 15,000 shares, par value $0.01 per share, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the Board of Directors and is hereafter in this Article XI called the “Series B Preferred Stock.” Each share of Series B Preferred Stock shall be identical in all respects to each other share of Series B Preferred Stock. With respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, the Series B Preferred Stock shall rank on a parity with any class or series of the equity securities of the Corporation if, pursuant to the specific terms of such class or series of equity securities, the holders of such class or series of equity securities and the holders of the Series B Preferred Stock are entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other (“Parity Stock”), which Parity Stock shall expressly include the Series A Preferred Stock.
Section 11.2    Dividends.
Section 11.2.1     Accrual of Dividends. From and after the date of the issuance of any shares of Series B Preferred Stock, dividends at the rate per annum of Eight and One-Half Percent (8.5%) of the Series B Issue Price (as defined below), shall accrue daily on such shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization or action with respect to or affecting the Series B Preferred Stock) (the “Series B Accruing Dividends”). The “Series B Issue Price” shall mean $1,000 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock.
Section 11.2.2     Payment of Dividends. Series B Accruing Dividends shall be payable, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears, on September 30, 2010 and on each subsequent anniversary of September 30, 2010 (each, a “Series B Dividend Payment Date”) to the holders of record of the Series B Preferred Stock, as they appear on the stock records of the Corporation on the relevant record date. The first dividend period shall begin on the date of issuance of the Series B Preferred Stock and end on the day immediately preceding September 30, 2010, and each subsequent dividend period shall begin on the last Series B Dividend Payment Date and end on the day immediately preceding the next Series B Dividend Payment Date (each such period, a “Series B Dividend Period”); provided, that the Board of Directors shall have the right to authorize a dividend payable for a period less than a calendar year, and the Series B Dividend Payment Date for such lesser period shall be the date authorized by the Board of Directors and declared by the Corporation and the subsequent dividend period shall begin on such Series B Dividend Payment Date and end on the day immediately preceding the next scheduled Series B Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Series B Dividend Periods may be authorized by the Board of Directors and paid at any time, without reference to any regular Series B Dividend Payment Date, to holders of record as of such record date as may be fixed by the Board of Directors. Accrued but unpaid dividends on the Series B Preferred Stock shall accumulate on each Series B Dividend Payment Date. Except as set forth in this Section 11.2, Section 11.3.1 and Section 11.6, the Corporation shall be under no obligation to pay Series B Accruing Dividends.
Section 11.2.3     Dividends on Common Stock. Notwithstanding any other provision of this Section 11.2, the Board of Directors may authorize and the Corporation may declare and pay such dividends and distributions on Common Shares from time to time out of any funds legally available therefor, and the holders of the Series B Preferred Stock shall not be entitled to participate in any such dividends, whether payable in cash, stock or otherwise.
Section 11.2.4     Dividends on Parity Stock. So long as any of the shares of Series B Preferred Stock are outstanding, except as described in the immediately following sentence, no dividends shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made, directly or indirectly, by the Corporation, in each case with respect to any class or series of Parity Stock for any period unless dividends equal to the full amount of accumulated, accrued and unpaid dividends have been or contemporaneously are declared and paid on the Series B Preferred Stock, or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for such payment, in each case for all Series B Dividend Periods terminating on or prior to the date such dividend or distribution is declared, paid, set apart for payment or made, as the case may be, with respect to such class or series of Parity Stock. When dividends on the Series B Preferred Stock and any class or series of Parity Stock are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Series B Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series B Preferred Stock and accumulated, accrued and unpaid on such Parity Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Parity Stock does not have a cumulative dividend).
Section 11.3    Liquidation, Dissolution or Winding Up.
Section 11.3.1     Payments to Holders of Series B Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders (on a pari passu basis with the holders of any Parity Stock), and before any payment shall be made to the holders of Common Shares or any other class or series of capital stock ranking on liquidation junior to the Series B Preferred Stock by reason of their ownership thereof, an amount per share equal to the Series B Issue Price, plus an amount equal to any Series B Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock and any Parity Stock the full amount to which they shall be entitled under this Subsection 17.3.1, the holders of shares of Series B Preferred Stock and any Parity Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation with or into the Corporation, or the sale or transfer of all or substantially all of the assets or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a voluntary or involuntary liquidation, dissolution or winding up of the Corporation. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the MGCL, amounts that would be needed, if the Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series B Preferred Stock shall not be added to the Corporation’s total liabilities.
Section 11.3.2     Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of all preferential amounts required to be paid to the holders of shares of Series B Preferred Stock and any other series of Preferred Shares ranking, as to liquidation, senior to the Common Shares, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of Common Shares, pro rata based on the number of shares held by each such holder.
Section 11.4    Voting.
Section 11.4.1     General. Except as set forth in this Article XI or elsewhere in the Charter, the holders of the Series B Preferred Stock shall not have any voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.
Section 11.4.2     Series B Preferred Stock Protective Provisions. The Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, and shall not permit any subsidiary to, do any of the following without (in addition to any other vote required by law or the Charter) the written consent or affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:
(a)    create, or authorize the creation of, or issue, grant or obligate itself to issue or grant, by reclassification or otherwise, shares of any class or series of capital stock senior to the Series B Preferred Stock, or increase the authorized number of shares of Series B Preferred Stock, regardless of whether any such creation, authorization, issuance or increase shall be by means of a resolution of the Board of Directors, Articles Supplementary, Articles of Amendment to the Charter, merger, consolidation, reclassification or otherwise;
(b)    amend, alter or repeal any provision of the Charter which would impair, circumvent or adversely affect the rights, preferences or privileges of the Series B Preferred Stock; or
(c)    amend the provisions of this Section 11.4.
Section 11.4.3     Votes Per Share of Series B Preferred Stock. For purposes of the foregoing provisions and all other voting rights under this Article XI, each share of Series B Preferred Stock shall have one vote per share.
Section 11.4.4     No Vote on Redemption. Nothing contained in this Section 11.4 shall require a vote of the holders of the Series B Preferred Stock in connection with the redemption, purchase or other acquisition by the Corporation of shares of stock of the Corporation not in violation of this Article XI.
Section 11.5    Conversion. Holders of Series B Preferred Stock shall not have the right to convert all or any portion of such shares into Common Shares or any other class or series of Preferred Stock.
Section 11.6    Redemption.
Section 11.6.1     Redemption. The Corporation shall have the right to redeem, from time to time, on one or more dates fixed by the Corporation (each, a “Series B Redemption Date”), and out of funds legally available therefor, all or any portion of the shares of Series B Preferred Stock at a price equal to the Series B Issue Price per share, plus all Series B Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon (the “Series B Redemption Price”). In the event that less than all outstanding shares of Series B Preferred Stock are to be redeemed, such shares shall be redeemed from all holders of Series B Preferred Stock on a pro rata basis.
Section 11.6.2     Redemption Notice. Written notice of the redemption (the “Series B Redemption Notice”) shall be sent to each holder of record of Series B Preferred Stock not less than 10 nor more than 30 days prior to the Series B Redemption Date. The Series B Redemption Notice shall state:
(a)    the number of shares of Series B Preferred Stock held by the holder that the Corporation shall redeem on the Series B Redemption Date specified in the Series B Redemption Notice; and
(b)    the Series B Redemption Date and the Series B Redemption Price.
Section 11.6.3     Payment. On the Series B Redemption Date, the Series B Redemption Price for such shares shall be payable to the order of the person whose name appears as the holder of such shares in the stock records of the Corporation. In the event less than all of the shares of Series B Preferred Stock held by a holder are redeemed, the Corporation shall enter into its stock records that such holder holds the number of unredeemed shares of Series B Preferred Stock.
Section 11.6.4     Rights Subsequent to Redemption. If the Series B Redemption Notice shall have been duly given, and if on the Series B Redemption Date the Series B Redemption Price payable upon redemption of the shares of Series B Preferred Stock to be redeemed on such Series B Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then dividends with respect to such shares of Series B Preferred Stock shall cease to accrue after the Series B Redemption Date and all rights with respect to such shares shall forthwith after the Series B Redemption Date terminate, except only the right of the holders to receive the Series B Redemption Price.
Section 11.7    Redeemed or Otherwise Reacquired Shares. All shares of Series B Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued Preferred Shares, without designation as to class or series, and subject to applicable limitations set forth in the Charter may thereafter be reissued as shares of any series of Preferred Shares; provided that no reacquired shares of Series B Preferred Stock shall be reissued as Series B Preferred Stock so long as any shares of Series B

Preferred Stock remain issued and outstanding.
Section 11.8    No Impairment. The Corporation shall not, by amendment of its Charter (by merger, consolidation or otherwise) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or otherwise, or by agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Corporation under its Charter, but shall at all times in good faith assist in the carrying out of all the provisions set forth in its Charter and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the shares of Series B Preferred Stock against impairment. Without limitation of the foregoing, the Corporation shall take such action as shall be necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem the shares of Series B Preferred Stock under the circumstances contemplated herein. Any successor to the Corporation shall agree, as a condition to such succession, to carry out and observe the obligations of the Corporation under the Charter with respect to the shares of Series B Preferred Stock.
Section 11.9    Waiver. Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all holders of Series B Preferred Stock by the affirmative written consent or vote of the holders of at least sixty percent (60%) of the shares of Series B Preferred Stock then outstanding.
Section 11.10    Notices. Any notice required or permitted herein to be given to a holder of shares of Series B Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the MGCL, and shall be deemed sent upon such mailing or electronic transmission.
THIRD: The amendment to and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.
SEVENTH:    The undersigned acknowledges these Sixth Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Signatures on following page.]

IN WITNESS WHEREOF, the Corporation has caused these Sixth Articles of Amendment and Restatement to be signed in its name and on its behalf by its [__] and attested to by its [__] on this _____ day of _______________, 2013.

ATTEST:                    WELLS TIMBERLAND REIT, INC.

By:                         By:                      (SEAL)
Name: [__]                    Name: [__]
[__]                         [__]

EXHIBIT B

WELLS TIMBERLAND REIT, INC.

~~FIFTH~~SIXTH ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Wells Timberland REIT, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation (which is hereinafter called the “Corporation”) is~~:~~ Wells Timberland REIT, Inc.
ARTICLE II

PURPOSES AND POWERS
The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.
ARTICLE IV

DEFINITIONS
As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums.~~

~~Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~Advisor or Advisors. The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~Advisory Agreement. The term “Advisory Agreement” shall mean the agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~

~~Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean ~~not more than~~ 9.8% in value of the aggregate of the outstanding Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

~~Asset. The term “Asset” shall mean any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.~~
~~Average Invested Assets. The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly, in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws. The term “Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as Trustee of the Charitable Trust.

Charter. The term “Charter” shall mean the charter of the Corporation.

Code. The term “Code” shall have the meaning as provided in Article II herein.

~~Commencement of the Initial Public Offering. The term “Commencement of the Initial Public Offering” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~

Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean ~~not more than~~ 9.8% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.

~~Competitive Real Estate Commission. The term “Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~Construction Fee. The term “Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.~~

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

~~Contract Purchase Price. The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.~~

Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.

~~Dealer Manager. The term “Dealer Manager” shall mean Wells Investment Securities, Inc., an Affiliate of the Corporation, or such other Person selected by the Board to act as the dealer manager for an Offering.~~

~~Development Fee. The term “Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

Director. The term “Director” shall have the meaning as provided in Section 7.1 herein.

Distributions. The term “Distributions” shall mean any distributions ~~of money or other property~~(as such term is defined in Section 2-301 of the MGCL), pursuant to Section 5.5 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 6.1.7.
Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 and subject to adjustment pursuant to Section 6.1.8, the percentage limit established by the Board of Directors pursuant to Section 6.1.7.

~~Excess Amount. The term “Excess Amount” shall have the meaning as provided in Section 8.10 herein.~~

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

Extension Amendment. The term “Extension Amendment” shall have the meaning as provided in Article ~~XV~~IX herein.

~~Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 12.2(c) herein.~~

~~Independent Appraiser. The term “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.~~

Independent Director. Until such time as the Common Shares are Listed, the term “Independent Director” shall mean a Director who satisfies the independence requirements under the rules and regulations of the NYSE as in effect from time to time. Upon a Listing, the term “Independent Director” shall mean a Director who satisfies the independence requirements under the rules and regulations of the national securities exchange on which the Common Shares are Listed.
~~Independent Director. The term “Independent Director” shall mean a Director who is not, on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Corporation, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Corporation, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates (excluding fees for serving as a director of the Corporation or other REIT or real estate program organized or advised or managed by the Advisor or its Affiliates) exceeds five percent of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.~~
Initial Date. The term “Initial Date” shall mean the date on which the Fourth Articles of Amendment of the Corporation were accepted for record by the SDAT; provided, however, that, following any Restriction Termination Date, the term “Initial Date” shall mean the date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination of the Board of Directors that it is in the best interests of the Corporation to attempt to qualify or requalify as a REIT.

~~Initial Investment. The term “Initial Investment” shall mean that portion of the initial capitalization of the Corporation contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

~~Initial Public Offering. The term “Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act.~~

~~Invested Capital. The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Corporation to repurchase Shares pursuant to the Corporation’s plan for the repurchase of Shares.~~

~~Joint Ventures. The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Corporation or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.~~

~~Leverage. The term “Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

Listing. The term “Listing” shall mean that the Common Shares have been approved for trading on a national securities exchange. Upon such Listing, the Common Shares shall be deemed Listed.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the ~~National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the~~ principal ~~other~~ automated quotation system that may then be in use or, if such Shares are not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

~~Mortgages. The term “Mortgages” shall mean, in connection with mortgage financing provided, invested in, participated in or purchased by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

~~NASAA REIT Guidelines. The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007.~~

Net Assets. The term “Net Assets” shall mean the total assets of the Corporation (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.

~~Net Income. The term “Net Income” shall mean for any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~
~~Net Sales Proceeds. The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, legal fees and expenses and other selling expenses incurred by or allocated to the Corporation or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.~~

Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section ~~11.7~~7.9 herein.

NYSE. The term “NYSE” shall mean the New York Stock Exchange.

Offering. The term “Offering” shall mean any offering and sale of Shares.

~~Operating Partnership. The term “Operating Partnership” shall mean Wells Timberland Operating Partnership, L.P., a Delaware limited partnership, through which the Corporation may own Assets.~~

~~Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Corporation in connection with the formation, qualification and registration of the Corporation, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.

Plan of Liquidation. The term “Plan of Liquidation” shall have the meaning as provided in Article ~~XV~~IX herein.
Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.
Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.1.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

~~Property or Properties. The term “Property” or “Properties” shall mean, as the context requires, any or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~Prospectus. The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.~~

~~Real Property or Real Estate. The term “Real Property” or “Real Estate” shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~

~~Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning as provided in Section 5.10 herein.~~
REIT. The term “REIT” shall mean a real estate investment trust under the REIT Provisions of the Code.

REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after any Initial Date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination of the Board of Directors that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.

~~Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~
~~Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:~~
~~(a)    a transaction involving securities of the Corporation that have been for at least twelve months listed on a national securities exchange; or~~
~~(b)    a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~
~~(i)    voting rights of the holders of Common Shares;~~

~~(ii)    the term of existence of the Corporation;~~
~~(iii)    Sponsor or Advisor compensation; or~~
~~(iv)    the Corporation’s investment objectives.~~

~~Sale or Sales. The term “Sale” or “Sales” shall mean (i) any transaction or series of transactions whereby: (A) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Corporation or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Corporation or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Corporation in one or more Assets within 180 days thereafter.~~

SDAT. The term “SDAT” shall have the meaning as provided in Section 5.4 herein.
~~Securities. The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.~~

~~Securities Act. The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~Selling Commissions. The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to Wells Investment Securities, Inc.~~

Shares. The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.

~~Soliciting Dealers. The term “Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~

~~Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of~~

~~the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

~~Stockholder List. The term “Stockholder List” shall have the meaning as provided in Section 11.5 herein.~~

Stockholders. The term “Stockholders” shall mean the holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.

Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Section ~~11.7~~7.9 herein.

~~Termination Date. The term “Termination Date” shall mean the date of termination of the Advisory Agreement.~~
~~Total Operating Expenses. The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to corporate business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).~~

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, of ~~Shares or the right to vote or receive dividends on~~ Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

~~2%/25% Guidelines. The term “2%/25% Guidelines” shall have the meaning as provided in Section 8.10 herein.~~
~~Unimproved Real Property. The term “Unimproved Real Property” shall mean Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.~~
ARTICLE V

STOCK

Section 5.1    Authorized Shares. The Corporation has authority to issue 1,000,000,000 Shares, consisting of 900,000,000 shares of Common Stock, $.01 par value per share (“Common Shares”), and 100,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized

Shares having par value is $10,000,000. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.
Section 5.2    Common Shares.
Section 5.2.1    Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.
Section 5.2.2    Description. Subject to the provisions of Article VI and except as may otherwise be specified in the ~~terms of any class or series of Common Shares~~Charter, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote ~~pursuant to Section 11.2 hereof. Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights~~. The Board may classify or reclassify any unissued Common Shares from time to time ~~in~~into one or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share of the Corporation bears to the book value of each outstanding publicly held Share.~~.
Section 5.2.3    Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Corporation, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.
Section 5.2.4    Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.
Section 5.3    Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, ~~in~~into one or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share of the Corporation bears to the book value of each outstanding publicly held Share.~~.
Section 5.4    Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.

Section 5.5    Dividends and Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other assets of the Corporation or in securities of the Corporation, including in Shares of one class payable to holders of Shares of another class, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities or securities of the Corporation, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Stockholders that accept such offer.~~
Section 5.6    Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.
Section 5.7    ~~No~~ Issuance of ~~Share~~Shares Without Certificates. ~~Unless otherwise provided by~~ The Board ~~of Directors,~~may authorize the issuance of Shares without certificates. The Corporation shall ~~not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an~~continue to treat the holder of uncertificated Shares registered on its stock ledger as the owner of the Shares noted therein until the new owner delivers a properly executed form ~~to the Corporation, which form shall be~~ provided by the Corporation ~~upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.~~for that purpose.
~~Section 5.8    Suitability of Stockholders. Until Listing, the following provisions shall apply:~~
~~Section 5.8.1     Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Stockholder in the Corporation, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:~~
~~(a)    that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~
~~(b)    that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.~~
~~Section 5.8.2     Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of~~

~~the Common Shares; (4) the restrictions on transferability of the Common Shares; and (5) the tax consequences of the investment.~~
~~Each Person selling Common Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~
~~Each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. Each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.~~
~~Section 5.8.3 Minimum Investment and Transfer. Subject to certain individual state requirements and except with respect to the issuance of Shares under the Reinvestment Plan, no initial sale or transfer of Shares will be permitted of less than $5,000; however, subsequent purchases of Shares and purchases of Shares made by investors who have prior investments with other Wells-sponsored programs may be made for not less than $100.~~
~~Section 5.9    Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Corporation.~~
~~Section 5.10    Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~
ARTICLE VI
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 6.1 Shares.
Section 6.1.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 6.3:
(a)    Basic Restrictions.
(i)    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)    No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)    Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
(b)    Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i) or (ii),
(i)    then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or
(ii)    if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
To the extent that, upon a transfer of Shares pursuant to this Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.
Section 6.1.2 Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.
Section 6.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
Section 6.1.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:
(a)    every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein~~.~~; and

(b)    each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
Section 6.1.5 Remedies Not Limited. Subject to Section ~~7.10~~7.2 hereof, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.
Section 6.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event ~~Section~~Sections 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.
Section 6.1.7 Exceptions.
(a)    Subject to Section 6.1.1(a)(ii), the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if such Person agrees that any violation or attempted violation of Section ~~6..1.1~~6.1.1(a)(ii) or Section 6.1.1(a)(iii) or any representations or undertakings on which the Board has conditioned such exemption or Excepted Holder Limit (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.
(b)    Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c)    Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
(d)    The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. The Board of Directors may reduce an Excepted Holder’s ~~Except~~Excepted Holder Limit to the actual amount of such Excepted Holder’s Beneficial or Constructive Ownership; provided however, that no Excepted Holder Limit, with respect to the Common Share Ownership Limit, shall be reduced to a percentage that is less than the Common Share Ownership Limit, and no Excepted Holder Limit, with respect to the Aggregate Share Ownership Limit, shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

Section 6.1.8 Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.2(a)(ii), the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer individuals to Beneficially Own more than 49.9% in value of the outstanding Shares.
Section 6.1.9 Legend. Any certificate representing Shares shall bear substantially the following legend:
The Shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the ~~Corporation’s~~ Charter, (i) no Person may Beneficially or Constructively Own Common Shares ~~of the Corporation~~ in excess of 9.8% (in value or number of Common Shares) of the outstanding Common Shares ~~of the Corporation~~ unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares ~~of the Corporation~~ in excess of 9.8% of the value of the total outstanding Shares of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) ~~no Person may~~any Transfer of Shares that, if ~~such Transfer~~effective, would result in Shares ~~of the Corporation~~ being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on transfer or ownership as set forth in (i), (ii) or (iii) above are violated, the Shares represented hereby will be automatically transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the ~~Corporation’s~~ Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares ~~of the Corporation~~ on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.

Section 6.2 Transfer of Shares in Trust.
Section 6.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.
Section 6.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding ~~Shares of the Corporation~~. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.
Section 6.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee shall be paid ~~with respect to~~by the recipient of such ~~Shares~~dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.
Section 6.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 6.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions that has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
Section 6.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 6.3 NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.
Section 6.4 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.
Section 6.5 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 7.1    Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall be ~~six~~five, which number may be increased or decreased from time to time pursuant to the Bylaws~~; provided, however, that the total number of Directors shall not be fewer than three~~, but shall never be less than the minimum number required by the MGCL. A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The names of the Directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

~~Jess E. Jarratt~~
~~Michael P. McCollum~~
~~E. Nelson Mills~~
Donald S. Moss
Willis J. Potts, Jr.
Leo F. Wells, III
~~George W~~Douglas P. ~~Sands~~Williams
Henry G. Zigtema

~~These Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board of Directors prior to the first annual meeting of Stockholders in the manner provided in the Bylaws.~~
The Corporation elects~~, at such time as it becomes eligible~~ to make the election provided for under Section 3-~~802~~804(~~b~~c) of the MGCL~~, but only if the Common Shares are then Listed and the Corporation is not subject to the NASAA REIT Guidelines,~~ that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. ~~Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.~~

Section 7.2    REIT Qualification. If the Corporation elects to qualify or requalify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VI is no longer required for REIT qualification.
~~Section 7.2    Experience. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~
~~Section 7.3    Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.~~
~~Section 7.4    Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation, each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

~~Section 7.5    Fiduciary Obligations. The Directors and the Advisor serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders of the Corporation, including, with respect to the Directors, a specific fiduciary duty to supervise the relationship of the Corporation with the Advisor.~~
~~Section 7.6    Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.~~
~~Section 7.7    Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as~~

~~the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.~~
~~Section 7.8    Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.~~

Section ~~7.9~~7.3    Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors ~~consistent with the Charter~~, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid‑in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or of the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any ~~conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines~~interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Directors shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.~~.

Section 7.4    Limitation of Director and Officer Liability; Indemnification.
(a)    To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 7.4(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 7.4(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
(b)    To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by this Section 7.4 shall vest immediately upon election of a

Director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in this Section 7.4 shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
Section 7.5    Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Section 7.6    Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 7.7    Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.
Section 7.8    Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.
Section ~~11.7~~7.9    Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Common Share purchased in the Corporation’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to ~~the~~any Distribution reinvestment plan that the Board may establish), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section ~~11.7~~7.9, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section ~~11.7~~7.9. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section ~~11.7~~7.9 shall be of no force or effect with respect to any Shares that are then Listed.
~~Section 7.10    REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VI is no longer required for REIT qualification.~~

~~Section 7.11    Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.~~
~~ARTICLE VIII~~

~~ADVISOR~~
~~Section 8.1    Appointment and Initial Investment of Advisor. The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor or its Affiliates have made an initial investment of $200,000 in the Corporation. The Sponsor or any such Affiliate may not sell this initial investment while the Sponsor or any Affiliate of the Sponsor remains an Affiliate but may transfer the initial investment to other Affiliates.~~
~~Section 8.2    Supervision of Advisor. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Corporation and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (v) the~~

~~quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~
~~Section 8.3    Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.~~
~~Section 8.4    Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~
~~Section 8.5    Termination. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Board in making an orderly transition of the advisory function.~~
~~Section 8.6    Disposition Fee on Sale of Property. Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation may pay the Advisor a real estate commission upon the Sale of one or more Properties, in an amount equal to the lesser of (i) one-half of the Competitive Real Estate Commission, or (ii) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.~~
~~Section 8.7    Incentive Fees. Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisors and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor or any Affiliate.~~
~~Section 8.8    Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.~~
~~Section 8.9    Acquisition Fees and Expenses. Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price, or, in the case of a Mortgage, six percent of the funds advanced, provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.~~
~~Section 8.10    Reimbursement for Total Operating Expenses. Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Corporation shall~~

~~not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.~~
~~Section 8.11    Reimbursement Limitation. The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~
~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~
~~Section 9.1    Investment Objectives. The Corporation’s primary investment objectives are: (i) to preserve, protect and return the Invested Capital of the Stockholders; (ii) to provide cash available for Distribution; and (iii) to realize capital appreciation upon the ultimate sale of the Assets. The sheltering from tax of income from other sources is not an objective of the Corporation. Subject to the restrictions set forth herein, if the Corporation elects to qualify for federal income tax treatment as a REIT, the Board will use its best efforts to conduct the affairs of the Corporation in such a manner as to continue to qualify the Corporation for the tax treatment provided in the REIT Provisions of the Code unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation; provided, however, that no Director, officer, employee or agent of the Corporation shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 12.2 hereof.~~
~~Section 9.2    Review of Objectives. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~
~~Section 9.3    Certain Permitted Investments. Until such time as the Common Shares are Listed, the following investment limitations shall apply:~~
            ~~(a)    The Corporation may invest in Assets, as defined in Article IV hereof.~~
~~(b)    The Corporation may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.~~
~~(c)    Subject to any limitations in Section 9.4, the Corporation may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~
~~Section 9.4    Investment Limitations. Until such time as the Common Shares are Listed, the following investment limitations shall apply. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following shall apply to the Corporation’s investments:~~

~~(a)    Not more than ten percent of the Corporation’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~
~~(b)    The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets and mortgages.~~
~~(c)    The Corporation shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~
~~(d)    The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.~~
~~(e)    The Corporation shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.~~
~~(f)    The Corporation shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share of the Corporation bears to the book value of each outstanding publicly held Share.~~
~~(g)    A majority of the Directors or of the members of a duly authorized committee of the Board of Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board of Directors or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.~~
~~(h)    The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be~~

~~disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.~~
~~(i)    The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~
~~(j)    The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.~~
~~(k)    The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~
~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~
~~Section 10.1    Sales and Leases to the Corporation. The Corporation may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for any such Asset exceed the Asset’s current appraised value.~~

~~Section 10.2     Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation.~~

~~Section 10.3    Other Transactions.~~
~~(a)    No goods or services will be provided by the Advisor or its Affiliates to the Corporation, except for transactions in which the Advisor or its Affiliates provide goods or services to the Corporation in accordance with the Charter, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~
~~(b)    The Corporation shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof except Mortgages pursuant to Section 9.4(c) hereof or loans to wholly owned subsidiaries of the Corporation. The Sponsor, Advisor, Directors and any Affiliates thereof shall not make loans to the Corporation, or to joint ventures in which the Corporation is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties.~~
~~ARTICLE XI~~
~~STOCKHOLDERS~~

~~Section 11.1    Meetings. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of~~

~~all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or the chief executive officer or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation upon the written request of Stockholders holding in the aggregate not less than ten percent of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.~~
~~Section 11.2    Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11 hereof; (b) amendment of the Charter, without the necessity for the concurrence by the Board, as provided in Article XIII hereof; (c) dissolution of the Corporation, without the necessity for the concurrence by the Board; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in property; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of business; or (v) cause the merger or similar reorganization of the Corporation.~~
~~Section 11.3    Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~
~~Section 11.4    Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~
~~Section 11.5    Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Corporation upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~
~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder~~

~~requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~
~~Section 11.6    Reports. The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (iv) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~
~~ARTICLE XII~~
~~LIABILITY LIMITATION, INDEMNIFICATION~~
~~AND TRANSACTIONS WITH THE CORPORATION~~
~~Section 12.1    Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of his being a Stockholder.~~

~~Section 12.2    Limitation of Director and Officer Liability; Indemnification.~~
~~(a)    Subject to the conditions set forth under Maryland law or in paragraph (c) or (d) below, no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.~~
~~(b)    Subject to the conditions set forth under Maryland law or in paragraph (c) or (d) below, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Corporation. The~~

~~rights to indemnification and advance of expenses provided hereby shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~
~~(c)    Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Corporation shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Corporation shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~
~~(i)    The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~
~~(ii)    The Indemnitee was acting on behalf of or performing services for the Corporation.~~
~~(iii)     Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv)    Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(d)    Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~Section 12.3    Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (ii) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.2 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the MGCL or any successor statute.~~
~~Section 12.4    Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall~~

~~not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.~~
~~Section 12.5    Transactions with Affiliates. The Corporation shall not engage in transactions with the Advisor, the Sponsor, a Director or any of the Corporation’s Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the Person who is party to the transaction and:~~
~~(a)    The transaction is fair and reasonable to the Corporation.~~
~~(b)    The terms and conditions of such transaction are not less favorable to the Corporation than those available from unaffiliated third parties.~~
~~(c)    If an acquisition is involved, the total consideration is not in excess of the appraised value of the Property being acquired, as determined by an Independent Appraiser.~~
~~ARTICLE XIII~~VIII
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. ~~Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Sections 7.2, 7.5 and 7.11 of Article VII, Article IX, Article X, Article XII, Article XIV and Article XV hereof and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).~~
~~ARTICLE XIV~~
~~ROLL-UP TRANSACTIONS~~

    ~~In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Appraiser. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the securities commissions of the various states as an exhibit to the registration statement for the offering and the Roll-Up Entity using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~
~~(a)    accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~
~~(b)    one of the following:~~
~~(i) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or~~
~~(ii) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Corporation.~~
~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~
~~(a)    that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1 and 11.2 hereof;~~
~~(b)    that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll‑Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll‑Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~
~~(c)    in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or~~
~~(d)    in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.~~
ARTICLE ~~XV~~IX

DURATION
In the event that Listing does not occur on or before August 11, 2018, then the Board of Directors must either (a) adopt a resolution that sets forth a proposed amendment to the Charter extending or eliminating this deadline (the “Extension Amendment”), declare that the Extension Amendment is advisable and direct that the proposed Extension Amendment be submitted for consideration at either an annual or special meeting of the Stockholders, or (b) adopt a resolution that declares that a proposed liquidation of the Corporation is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”). If the Board of Directors seeks the Extension Amendment as described above and the Stockholders do not approve such amendment, then the Board of Directors shall adopt a Plan of Liquidation and commence an orderly liquidation of the assets of the Corporation pursuant to such Plan of Liquidation. In the event that Listing occurs on or before

August 11, 2018, the Corporation shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.
ARTICLE ~~XVI~~X
SERIES A PREFERRED STOCK
Section ~~16.1~~10.1    Number of Shares and Designation. This series of Preferred Shares shall be designated as Series A Preferred Stock and the number of shares which shall constitute such series shall be 35,000 shares, par value $0.01 per share, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the Board of Directors and is hereafter in this Article ~~XVI~~X called the “Series A Preferred Stock.” Each share of Series A Preferred Stock shall be identical in all respects to each other share of Series A Preferred Stock.
Section ~~16.2~~10.2    Dividends.
Section ~~16.2.1~~10.2.1     Accrual of Dividends. From and after the date of the issuance of any shares of Series A Preferred Stock, dividends at the rate per annum of Eight and One-Half Percent (8.5%) of the Series A Issue Price (as defined below), shall accrue daily on such shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization or action with respect to or affecting the Series A Preferred Stock) (the “Series A Accruing Dividends”). The “Series A Issue Price” shall mean $1,000.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock.
Section ~~16.2.2~~10.2.2     Payment of Dividends. Series A Accruing Dividends shall be payable, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears, on September 30, 2010 and on each subsequent anniversary of September 30, 2010 (each, a “Series A Dividend Payment Date”) to the holders of record of the Series A Preferred Stock, as they appear on the stock records of the Corporation on the relevant record date. The first dividend period shall begin on the date of issuance of the Series A Preferred Stock and end on the day immediately preceding September 30, 2010, and each subsequent dividend period shall begin on the last Series A Dividend Payment Date and end on the day immediately preceding the next Series A Dividend Payment Date (each such period, a “Series A Dividend Period”); provided, that the Board of Directors shall have the right to authorize a dividend payable for a period less than a calendar year, and the Series A Dividend Payment Date for such lesser period shall be the date authorized by the Board of Directors and declared by the Corporation and the subsequent dividend period shall begin on such Series A Dividend Payment Date and end on the day immediately preceding the next scheduled Series A Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Series A Dividend Periods may be authorized by the Board of Directors and paid at any time, without reference to any regular Series A Dividend Payment Date, to holders of record as of such record date as may be fixed by the Board of Directors. Accrued but unpaid dividends on the Series A Preferred Stock shall accumulate on each Series A Dividend Payment Date. Except as set forth in this Section ~~16.2~~10.2, Section ~~16.3.1~~10.3.1 and Section ~~16.6~~10.6, the Corporation shall be under no obligation to pay Series A Accruing Dividends.
Section ~~16.2.3~~10.2.3     Dividends on Common Stock. Notwithstanding any other provision of this Section ~~16.2~~10.2, the Board of Directors may authorize and the Corporation may declare and pay such dividends and distributions on Common Shares from time to time out of any funds legally available therefor, and the holders of the Series A Preferred Stock shall not be entitled to participate in any such dividends, whether payable in cash, stock or otherwise.
Section ~~16.3~~10.3    Liquidation, Dissolution or Winding Up.
Section ~~16.3.1~~10.3.1     Payments to Holders of Series A Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders (on a pari passu basis with the holders of any series of Preferred Shares ranking on liquidation on a parity with the Series A Preferred Stock), and before any payment shall be made to the holders of Common Shares or any other class or series of capital stock ranking on liquidation junior to the Series A Preferred Stock by reason of their ownership thereof, an amount per share equal to the Series A Issue Price, plus an amount equal to any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock and any series of Preferred Shares ranking on liquidation on a parity with the Series A Preferred Stock the full amount to which they shall be entitled under this Subsection 16.3.1, the holders of shares of Series A Preferred Stock and any series of Preferred Shares ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation with or into the Corporation, or the sale or transfer of all or substantially all of the assets or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a voluntary or involuntary liquidation, dissolution or winding up of the Corporation. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the MGCL, amounts that would be needed, if the Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series A Preferred Stock shall not be added to the Corporation’s total liabilities.
Section ~~16.3.2~~10.3.2     Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred Stock and any other series of Preferred Shares ranking, as to liquidation, senior to the Common Shares, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of Common Shares, pro rata based on the number of shares held by each such holder.
Section ~~16.4~~10.4    Voting.
Section ~~16.4.1~~10.4.1     General. Except as set forth in this Article ~~XVI~~X or elsewhere in the Charter, the holders of the Series A Preferred Stock shall not have any voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.
Section ~~16.4.2~~10.4.2     Series A Preferred Stock Protective Provisions. The Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, and shall not permit any subsidiary to, do any of the following without (in addition to any other vote required by law or the Charter) the written consent or affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:
(a)    create, or authorize the creation of, or issue, grant or obligate itself to issue or grant, by reclassification or otherwise, shares of any class or series of capital stock senior to the Series A Preferred Stock, or increase the authorized number of shares of Series A Preferred Stock, regardless of whether any such creation, authorization, issuance or increase shall be by means of a resolution of the Board of Directors, Articles Supplementary, Articles of Amendment to the Charter, merger, consolidation, reclassification or otherwise;
(b)    amend, alter or repeal any provision of the Charter of the Corporation which would impair, circumvent or adversely affect the rights, preferences or privileges of the Series A Preferred Stock; or
(c)    amend the provisions of this Section ~~16.4~~10.4.
Section ~~16.4.3~~10.4.3     Votes Per Share of Series A Preferred Stock. For purposes of the foregoing provisions and all other voting rights under this Article ~~XVI~~X, each share of Series A Preferred Stock shall have one vote per share.
Section ~~16.4.4~~10.4.4     No Vote on Redemption. Nothing contained in this Section ~~16.4~~10.4 shall require a vote of the holders of the Series A Preferred Stock in connection with the redemption, purchase or other acquisition by the Corporation of shares of stock of the Corporation not in violation of this Article ~~XVI~~X.

Section ~~16.5~~10.5    Conversion. Holders of Series A Preferred Stock shall not have the right to convert all or any portion of such shares into Common Shares or any other class or series of Preferred Shares.
Section ~~16.6~~10.6    Redemption.
Section ~~16.6.1~~10.6.1     Redemption. The Corporation shall have the right to redeem, from time to time, on one or more dates fixed by the Corporation (each, a “Series A Redemption Date”), and out of funds legally available therefor, all or any portion of the shares of Series A Preferred Stock at a price equal to the Series A Issue Price per share, plus all Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon (the “Series A Redemption Price”). In the event that less than all outstanding shares of Series A Preferred Stock are to be redeemed, such shares shall be redeemed from all holders of Series A Preferred Stock on a pro rata basis.
Section ~~16.6.2~~10.6.2     Redemption Notice. Written notice of the redemption (the “Series A Redemption Notice”) shall be sent to each holder of record of Series A Preferred Stock not less than 10 nor more than 30 days prior to the Series A Redemption Date. The Series A Redemption Notice shall state:
(a)    the number of shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Series A Redemption Date specified in the Series A Redemption Notice; and
(b)    the Series A Redemption Date and the Series A Redemption Price.
Section ~~16.6.3~~10.6.3     Payment. On the Series A Redemption Date, the Series A Redemption Price for such shares shall be payable to the order of the person whose name appears as the holder of such shares in the stock records of the Corporation. In the event less than all of the shares of Series A Preferred Stock held by a holder are redeemed, the Corporation shall enter into its stock records that such holder holds the number of unredeemed shares of Series A Preferred Stock.
Section ~~16.6.4~~10.6.4     Rights Subsequent to Redemption. If the Series A Redemption Notice shall have been duly given, and if on the Series A Redemption Date the Series A Redemption Price payable upon redemption of the shares of Series A Preferred Stock to be redeemed on such Series A Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then dividends with respect to such shares of Series A Preferred Stock shall cease to accrue after the Series A Redemption Date and all rights with respect to such shares shall forthwith after the Series A Redemption Date terminate, except only the right of the holders to receive the Series A Redemption Price.
Section ~~16.7~~10.7    Redeemed or Otherwise Reacquired Shares. All Series A Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued Preferred Shares, without designation as to class or series, and subject to applicable limitations set forth in the Charter may thereafter be reissued as shares of any series of Preferred Shares; provided that no reacquired shares of Series A Preferred Stock shall be reissued as Series A Preferred Stock so long as any shares of Series A Preferred Stock remain issued and outstanding.
Section ~~16.8~~10.8    No Impairment. The Corporation shall not, by amendment of its Charter (by merger, consolidation or otherwise) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or otherwise, or by agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Corporation under its Charter, but shall at all times in good faith assist in the carrying out of all the provisions set forth in its Charter and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the shares of Series A Preferred Stock against impairment. Without limitation of the foregoing, the Corporation shall take such action as shall be necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem the shares of Series A Preferred Stock under the circumstances contemplated herein. Any successor to the Corporation shall agree, as a condition to such succession, to carry out and observe the obligations of the Corporation under the Charter with respect to the shares of Series A Preferred Stock.

Section ~~16.9~~10.9    Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of at least sixty percent (60%) of the shares of Series A Preferred Stock then outstanding.
Section ~~16.10~~10.10    Notices. Any notice required or permitted herein to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the MGCL, and shall be deemed sent upon such mailing or electronic transmission.
ARTICLE ~~XVII~~XI
SERIES B PREFERRED STOCK
Section ~~17.1~~11.1    Number of Shares and Designation. This series of Preferred Shares shall be designated as Series B Preferred Stock and the number of shares which shall constitute such series shall be 15,000 shares, par value $0.01 per share, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the Board of Directors and is hereafter in this Article ~~XVII~~XI called the “Series B Preferred Stock.” Each share of Series B Preferred Stock shall be identical in all respects to each other share of Series B Preferred Stock. With respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, the Series B Preferred Stock shall rank on a parity with any class or series of the equity securities of the Corporation if, pursuant to the specific terms of such class or series of equity securities, the holders of such class or series of equity securities and the holders of the Series B Preferred Stock are entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other (“Parity Stock”), which Parity Stock shall expressly include the Series A Preferred Stock.
Section ~~17.2~~11.2    Dividends.
Section ~~17.2.1~~11.2.1     Accrual of Dividends. From and after the date of the issuance of any shares of Series B Preferred Stock, dividends at the rate per annum of Eight and One-Half Percent (8.5%) of the Series B Issue Price (as defined below), shall accrue daily on such shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization or action with respect to or affecting the Series B Preferred Stock) (the “Series B Accruing Dividends”). The “Series B Issue Price” shall mean $1,000 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock.
Section ~~17.2.2~~11.2.2     Payment of Dividends. Series B Accruing Dividends shall be payable, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears, on September 30, 2010 and on each subsequent anniversary of September 30, 2010 (each, a “Series B Dividend Payment Date”) to the holders of record of the Series B Preferred Stock, as they appear on the stock records of the Corporation on the relevant record date. The first dividend period shall begin on the date of issuance of the Series B Preferred Stock and end on the day immediately preceding September 30, 2010, and each subsequent dividend period shall begin on the last Series B Dividend Payment Date and end on the day immediately preceding the next Series B Dividend Payment Date (each such period, a “Series B Dividend Period”); provided, that the Board of Directors shall have the right to authorize a dividend payable for a period less than a calendar year, and the Series B Dividend Payment Date for such lesser period shall be the date authorized by the Board of Directors and declared by the Corporation and the subsequent dividend period shall begin on such Series B Dividend Payment Date and end on the day immediately preceding the next scheduled Series B Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Series B Dividend Periods may be authorized by the Board of Directors and paid at any time, without reference to any regular Series B Dividend Payment Date, to holders of record as of such record date as may be fixed by the Board of Directors. Accrued but unpaid dividends on the Series B Preferred Stock shall accumulate on each Series B Dividend Payment Date. Except as set forth in this Section ~~17.2~~11.2, Section ~~17.3.1~~11.3.1 and Section ~~17.6~~11.6, the Corporation shall be under no obligation to pay Series B Accruing Dividends.
Section ~~17.2.3~~11.2.3     Dividends on Common Stock. Notwithstanding any other provision of this Section ~~17.2~~11.2, the Board of Directors may authorize and the Corporation may declare and pay such dividends and distributions on Common Shares from time to time out of any funds legally available therefor, and the holders of the Series B Preferred Stock shall not be entitled to participate in any such dividends, whether payable in cash, stock or otherwise.
Section ~~17.2.4~~11.2.4     Dividends on Parity Stock. So long as any of the shares of Series B Preferred Stock are outstanding, except as described in the immediately following sentence, no dividends shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made, directly or indirectly, by the Corporation, in each case with respect to any class or series of Parity Stock for any period unless dividends equal to the full amount of accumulated, accrued and unpaid dividends have been or contemporaneously are declared and paid on the Series B Preferred Stock, or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for such payment, in each case for all Series B Dividend Periods terminating on or prior to the date such dividend or distribution is declared, paid, set apart for payment or made, as the case may be, with respect to such class or series of Parity Stock. When dividends on the Series B Preferred Stock and any class or series of Parity Stock are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Series B Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series B Preferred Stock and accumulated, accrued and unpaid on such Parity Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Parity Stock does not have a cumulative dividend).
Section ~~17.3~~11.3    Liquidation, Dissolution or Winding Up.
Section ~~17.3.1~~11.3.1     Payments to Holders of Series B Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders (on a pari passu basis with the holders of any Parity Stock), and before any payment shall be made to the holders of Common Shares or any other class or series of capital stock ranking on liquidation junior to the Series B Preferred Stock by reason of their ownership thereof, an amount per share equal to the Series B Issue Price, plus an amount equal to any Series B Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock and any Parity Stock the full amount to which they shall be entitled under this Subsection 17.3.1, the holders of shares of Series B Preferred Stock and any Parity Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation with or into the Corporation, or the sale or transfer of all or substantially all of the assets or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a voluntary or involuntary liquidation, dissolution or winding up of the Corporation. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the MGCL, amounts that would be needed, if the Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series B Preferred Stock shall not be added to the Corporation’s total liabilities.
Section ~~17.3.2~~11.3.2     Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of all preferential amounts required to be paid to the holders of shares of Series B Preferred Stock and any other series of Preferred Shares ranking, as to liquidation, senior to the Common Shares, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of Common Shares, pro rata based on the number of shares held by each such holder.

Section ~~17.4~~11.4    Voting.
Section ~~17.4.1~~11.4.1     General. Except as set forth in this Article ~~XVII~~XI or elsewhere in the Charter, the holders of the Series B Preferred Stock shall not have any voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.
Section ~~17.4.2~~11.4.2     Series B Preferred Stock Protective Provisions. The Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, and shall not permit any subsidiary to, do any of the following without (in addition to any other vote required by law or the Charter) the written consent or affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:
(a)    create, or authorize the creation of, or issue, grant or obligate itself to issue or grant, by reclassification or otherwise, shares of any class or series of capital stock senior to the Series B Preferred Stock, or increase the authorized number of shares of Series B Preferred Stock, regardless of whether any such creation, authorization, issuance or increase shall be by means of a resolution of the Board of Directors, Articles Supplementary, Articles of Amendment to the Charter, merger, consolidation, reclassification or otherwise;
(b)    amend, alter or repeal any provision of the Charter which would impair, circumvent or adversely affect the rights, preferences or privileges of the Series B Preferred Stock; or
(c)    amend the provisions of this Section ~~17.4~~11.4.
Section ~~17.4.3~~11.4.3     Votes Per Share of Series B Preferred Stock. For purposes of the foregoing provisions and all other voting rights under this Article ~~XVII~~XI, each share of Series B Preferred Stock shall have one vote per share.
Section ~~17.4.4~~11.4.4     No Vote on Redemption. Nothing contained in this Section ~~17.4~~11.4 shall require a vote of the holders of the Series B Preferred Stock in connection with the redemption, purchase or other acquisition by the Corporation of shares of stock of the Corporation not in violation of this Article ~~XVII~~XI.
Section ~~17.5~~11.5    Conversion. Holders of Series B Preferred Stock shall not have the right to convert all or any portion of such shares into Common Shares or any other class or series of Preferred Stock.
Section ~~17.6~~11.6    Redemption.
Section ~~17.6.1~~11.6.1     Redemption. The Corporation shall have the right to redeem, from time to time, on one or more dates fixed by the Corporation (each, a “Series B Redemption Date”), and out of funds legally available therefor, all or any portion of the shares of Series B Preferred Stock at a price equal to the Series B Issue Price per share, plus all Series B Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon (the “Series B Redemption Price”). In the event that less than all outstanding shares of Series B Preferred Stock are to be redeemed, such shares shall be redeemed from all holders of Series B Preferred Stock on a pro rata basis.
Section ~~17.6.2~~11.6.2     Redemption Notice. Written notice of the redemption (the “Series B Redemption Notice”) shall be sent to each holder of record of Series B Preferred Stock not less than 10 nor more than 30 days prior to the Series B Redemption Date. The Series B Redemption Notice shall state:
(a)    the number of shares of Series B Preferred Stock held by the holder that the Corporation shall redeem on the Series B Redemption Date specified in the Series B Redemption Notice; and
(b)    the Series B Redemption Date and the Series B Redemption Price.
Section ~~17.6.3~~11.6.3     Payment. On the Series B Redemption Date, the Series B Redemption Price for such shares shall be payable to the order of the person whose name appears as the holder of such shares in the stock records of the Corporation. In the event less than all of the shares of Series B Preferred Stock held by a holder are redeemed, the Corporation shall enter into its stock records that such holder holds the number of unredeemed shares of Series B Preferred Stock.
Section ~~17.6.4~~11.6.4     Rights Subsequent to Redemption. If the Series B Redemption Notice shall have been duly given, and if on the Series B Redemption Date the Series B Redemption Price payable upon redemption of the shares of Series B Preferred Stock to be redeemed on such Series B Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then dividends with respect to such shares of Series B Preferred Stock shall cease to accrue after the Series B Redemption Date and all rights with respect to such shares shall forthwith after the Series B Redemption Date terminate, except only the right of the holders to receive the Series B Redemption Price.
Section ~~17.7~~11.7    Redeemed or Otherwise Reacquired Shares. All shares of Series B Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued Preferred Shares, without designation as to class or series, and subject to applicable limitations set forth in the Charter may thereafter be reissued as shares of any series of Preferred Shares; provided that no reacquired shares of Series B Preferred Stock shall be reissued as Series B Preferred Stock so long as any shares of Series B Preferred Stock remain issued and outstanding.
Section ~~17.8~~11.8    No Impairment. The Corporation shall not, by amendment of its Charter (by merger, consolidation or otherwise) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or otherwise, or by agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Corporation under its Charter, but shall at all times in good faith assist in the carrying out of all the provisions set forth in its Charter and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the shares of Series B Preferred Stock against impairment. Without limitation of the foregoing, the Corporation shall take such action as shall be necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem the shares of Series B Preferred Stock under the circumstances contemplated herein. Any successor to the Corporation shall agree, as a condition to such succession, to carry out and observe the obligations of the Corporation under the Charter with respect to the shares of Series B Preferred Stock.
Section ~~17.9~~11.9    Waiver. Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all holders of Series B Preferred Stock by the affirmative written consent or vote of the holders of at least sixty percent (60%) of the shares of Series B Preferred Stock then outstanding.
Section ~~17.10~~11.10    Notices. Any notice required or permitted herein to be given to a holder of shares of Series B Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the MGCL, and shall be deemed sent upon such mailing or electronic transmission.
THIRD: The amendment to and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.
~~SEVENTH:    The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,000,000,000, consisting of 900,000,000 shares of~~

~~Common Stock, $.01 par value per share, and 100,000,000 shares of Preferred Stock, $.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $10,000,000.~~

~~EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter of the Corporation is 1,000,000,000, consisting of 900,000,000 shares of Common Stock, $.01 par value per share, and 100,000,000 shares of Preferred Stock, $.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $10,000,000.~~

~~NINTH~~SEVENTH:    The undersigned acknowledges these ~~Fifth~~Sixth Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[~~SIGNATURE~~Signatures on following page ~~FOLLOWS~~.]

IN WITNESS WHEREOF, the Corporation has caused these ~~Fifth~~Sixth Articles of Amendment and Restatement to be signed in its name and on its behalf by its ~~Executive Vice President~~[__] and attested to by its ~~Senior Vice President and Assistant Secretary~~[__] on this _____ day of _______________, ~~2010~~2013.

ATTEST:                    WELLS TIMBERLAND REIT, INC.

By:                         By:                      (SEAL)
Name: ~~Randall D. Fretz~~[__]                    Name: ~~Douglas P. Williams~~[__]
[__]                         [__]

WELLS TIMBERLAND REIT, INC.
PROXY FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Your Proxy Vote is important!

Please remember that you can Vote your Proxy by INTERNET or TELEPHONE.

It Saves Money! Voting by Internet or telephone saves postage costs, which can help minimize Wells Timberland REIT, Inc. expenses.

It Saves Time! Vote instantly by Internet or telephone –24 hours a day.

It's Easy! Just follow these simple steps:

1. Read your proxy statement and have it in hand.

2. Call toll-free 1-888-218-4371, or go to the website: www.WellsTimberland.com/proxy

3. Follow the recorded or on-screen instructions.

4. Unless you wish to change your vote, do not mail your Proxy Card if you vote by Internet or telephone.
Please detach at perforation before mailing.

PROXY	WELLS TIMBERLAND REIT, INC.	PROXY
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS — AUGUST 9, 2013
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Leo F. Wells, III, Douglas P. Williams, and Brian M. Davis, and each of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of WELLS TIMBERLAND REIT, INC., to be held on August 9. 2013, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of the Annual Meeting of Stockholders, the proxy statement, and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all nominees in Proposal 1 and “FOR” Proposals 2 and 3. The proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including but not limited to the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the August 9, 2013, meeting date.

All proxy votes must be received by 1:30 p.m. (ET), August 9, 2013, in order for your votes to be certified in the final tabulation. In the event that the Annual Meeting is adjourned, all proxy votes must be received by the day the meeting is resumed.

VOTE BY INTERNET: www.WellsTimberland.com/proxy
VOTE BY TELEPHONE: 1-888-218-4371

999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Share Owner sign here	Date

Co-Owner sign here	Date

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Wells Timberland REIT, Inc.
Stockholder Meeting to Be Held on August 9, 2013

You are receiving this communication because you hold shares in Wells Timberland REIT, Inc. This is to inform you that the materials you should review before authorizing your proxy vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and online. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for this meeting, Sample Proxy Card and the 2012 Annual Report are available at: www.WellsTimberland.com/proxy

YOUR VOTE IS IMPORTANT! PLEASE AUTHORIZE YOUR PROXY VOTE TODAY.

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TOUCH-TONE PHONE.
PLEASE MARK VOTES AS IN THIS EXAMPLE:

Unless you direct otherwise, this authorized proxy will be voted as our board recommends.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3 AS DESCRIBED IN THE PROXY STATEMENT.

1.	Election of directors to hold office for one-year terms expiring in 2014:
				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Leo F. Wells, III	02 Donald S. Moss	03. Willis J. Potts	☐	☐	☐
	04. Douglas P. Williams	05. Henry G. Zigtema

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee'(s) number(s) on the line below.

				FOR	AGAINST	ABSTAIN
2.	Approve an amendment and restatement of our charter.			☐	☐	☐

3.	Permit our board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.			☐	☐	☐

	YES	NO
I PLAN TO ATTEND THE ANNUAL STOCKHOLDER MEETING AT 1:30 P.M., ET, ON AUGUST 9, 2013 IN NORCROSS, GA.	☐	☐
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.